                                                                    Exhibit 10.1

      CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R.
      SECTIONS 200.80(B)(4), 200.83 AND 240.24B-2.
      * INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF
      A CONFIDENTIAL TREATMENT REQUEST THAT IS FILED
      SEPARATELY WITH THE COMMISSION

                                                                  EXECUTION COPY



                                U.S. $400,000,000


                                CREDIT AGREEMENT

                           Dated as of March 11, 1998

                                      Among

                              QUALCOMM INCORPORATED

                                   as Borrower

                                       and

                        THE INITIAL LENDERS NAMED HEREIN

                               as Initial Lenders

                                       and

                           BANK OF AMERICA N.T. & S.A.

       as Administrative Agent, Syndication Agent and Initial Issuing Bank

                                       and

                                 CITIBANK, N.A.

                  as Syndication Agent and Documentation Agent

                                TABLE OF CONTENTS

                                                                                         PAGE

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS
SECTION 1.01. Certain Defined Terms .................................................       1
SECTION 1.02. Computation of Time Periods ...........................................      15
SECTION 1.03. Accounting Terms ......................................................      15
SECTION 1.04. Other Interpretive Provisions .........................................      15

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01. The Advances ..........................................................      16
SECTION 2.02. Making the Advances ...................................................      16
SECTION 2.03. Issuance of and Drawings and Reimbursement Under Letters of Credit ....      17
SECTION 2.04. Fees ..................................................................      19
SECTION 2.05. Termination or Reduction of the Commitments ...........................      20
SECTION 2.06. Repayment .............................................................      20
SECTION 2.07. Interest ..............................................................      21
SECTION 2.08. Interest Rate Determination ...........................................      21
SECTION 2.09. Optional Conversion of Advances .......................................      22
SECTION 2.10. Optional Prepayments ..................................................      22
SECTION 2.11. Increased Costs .......................................................      22
SECTION 2.12. Illegality ............................................................      23
SECTION 2.13. Payments and Computations .............................................      23
SECTION 2.14. Taxes .................................................................      24
SECTION 2.15. Sharing of Payments, Etc ..............................................      25
SECTION 2.16. Use of Proceeds .......................................................      26
SECTION 2.17. Extension of Termination Date .........................................      26
SECTION 2.18. Substitution of Lenders ...............................................      28
SECTION 2.19. Evidence of Debt ......................................................      28
SECTION 2.20. Additional Interest on Eurodollar Rate Advances .......................      28
SECTION 2.21. Presentation of Claims; Certificates ..................................      28

                                   ARTICLE III

                     CONDITIONS TO EFFECTIVENESS AND LENDING

SECTION 3.01. Conditions Precedent to Effectiveness of Section 2.01 .................      29
SECTION 3.02. Conditions Precedent to Each Borrowing and Issuance ...................      30
SECTION 3.03. Determinations Under Section 3.01 .....................................      30

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Borrower ........................      30

                                                                                         PAGE

                                    ARTICLE V

                            COVENANTS OF THE BORROWER
SECTION 5.01. Affirmative Covenants .................................................      34
SECTION 5.02. Negative Covenants ....................................................      36
SECTION 5.03. Financial Covenants ...................................................      43

                                   ARTICLE VI

                                EVENTS OF DEFAULT

SECTION 6.01. Events of Default .....................................................      43
SECTION 6.02. Actions in Respect of the Letters of Credit upon Default ..............      46

                                   ARTICLE VII

                                   THE AGENTS

SECTION 7.01 Appointment and Authorization; "Agent" .................................      46
SECTION 7.02 Delegation of Duties ...................................................      46
SECTION 7.03 Liability of the Agents ................................................      47
SECTION 7.04 Reliance by the Agents .................................................      47
SECTION 7.05 Notice of Default ......................................................      47
SECTION 7.06 Lender Party Credit Decision ...........................................      48
SECTION 7.07 Indemnification of Agents ..............................................      48
SECTION 7.08 Agent in Individual Capacity ...........................................      49
SECTION 7.09 Successor Agent ........................................................      49
SECTION 7.10 Co-Agents ..............................................................      49

                                  ARTICLE VIII

                                  MISCELLANEOUS

SECTION 8.01. Amendments, Etc .......................................................      49
SECTION 8.02. Notices, Etc ..........................................................      50
SECTION 8.03. No Waiver; Remedies ...................................................      50
SECTION 8.04. Costs and Expenses ....................................................      50
SECTION 8.05. Right of Set-off ......................................................      51
SECTION 8.06. Binding Effect; Entire Agreement ......................................      52
SECTION 8.07. Assignments and Participations ........................................      52
SECTION 8.08. Confidentiality .......................................................      54
SECTION 8.09. No Liability of the Issuing Banks .....................................      54
SECTION 8.10. Governing Law .........................................................      54
SECTION 8.11. Execution in Counterparts .............................................      54
SECTION 8.12. Jurisdiction, Etc .....................................................      54
SECTION 8.13. Waiver of Jury Trial ..................................................      56

Schedules

Schedule I - List of Commitments and Applicable Lending Offices

Schedule 4.01(b) - Restricted and Unrestricted Subsidiaries

Schedule 4.01(d) - Required Authorizations and Approvals

Schedule 4.01(s) - Intellectual Property

Schedule 4.01(t) - Real Property

Schedule 4.01(u) - Existing Debt

Schedule 4.01(v) - Existing Equity Capital Investments

Schedule 5.02(a) - Existing Liens

Exhibits

Exhibit A - Form of Promissory Note

Exhibit B-1 - Form of Notice of Borrowing

Exhibit B-2 - Form of Request for Letter of Credit Issuance

Exhibit C - Form of Assignment and Acceptance

Exhibit D - Form of Opinion of Counsel for the Borrower

Exhibit E - Form of Compliance Certificate

                                CREDIT AGREEMENT

                           Dated as of March 11, 1998


               QUALCOMM INCORPORATED, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages hereof, BANK OF AMERICA N.T. & S.A. ("BankAmerica"), as administrative agent (the "Administrative Agent"), initial issuing bank (the "Initial Issuing Bank"), and syndication agent, and CITIBANK, N.A. ("Citibank"), as documentation agent (the "Documentation Agent") and syndication agent (together with BankAmerica, the "Syndication Agents"), for the Lender Parties (as hereinafter defined), agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

               SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                "Administrative Agent" has the meaning specified in the recitals of parties to this Agreement.

                "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent at Bank of America National Trust and Savings Association with its office at 1850 Gateway Blvd. Concord, California 94520, ABA No. 1210-0035-8, Attention:
        Agency Administrative Services #5596 For Credit to Bancontrol A/C No. 12334-16026 QUALCOMM Incorporated.

                "Advance" means a Revolving Credit Advance or a Letter of Credit Advance.

                "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

                "Agent Related Persons" means each of BankAmerica and Citibank and any successor agent arising under Section 7.09 and any successor Issuing Bank hereunder, together with their respective Affiliates (including, in the case of each of BankAmerica and Citibank, the Arrangers), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                "Agents" means each of the Administrative Agent, the Documentation Agent and the Syndication Agents.

                "Agreement" means this Credit Agreement.

                "Anniversary Date" means the anniversary of the Effective Date in each calendar year occurring during the term of this Agreement.

               "Applicable Lending Office" means, with respect to each Lender Party, such Lender Party's Domestic Lending Office in the case of a Base Rate Advance and such Lender Party's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

               "Applicable Margin" means, as of any date of determination, a percentage per annum determined by reference to the Public Debt Rating (which, on the date hereof, is BB-) and the Leverage Ratio in effect on such date (which, until delivery of the first financial statements pursuant to Section 5.01(i), shall be deemed to be less than 1.5:1.0) as set forth below:


===============================================================================================
  Public Debt            Applicable Margin for                    Applicable Margin for
     Rating                Base Rate Advances                   Eurodollar Rate Advances
  S&P/Moody's
===============================================================================================
                             Leverage Ratio                          Leverage Ratio
===============================================================================================
                  Less      Equal    Equal    Equal        Less     Equal    Equal     Equal
                  than      to or    to or    to or        than     to or    to or     to or
                  [*]       greater  greater  greater      [*]      greater  greater   greater
                            than     than     than                  than     than      than
                            [*]      [*]      [*]                   [*]      [*]       [*]
                            but      but                            but      but
                            less     less                           less     less
                            than     than                           than     than
                            [*]      [*]                            [*]      [*]
===============================================================================================
Level 1
At least BBB-        [*]%     [*]%     [*]%      [*]%        [*]%     [*]%      [*]%     [*]%
or Baa3
======================== ======== ======== ========= =========== ======== ========= ======== ==
Level 2
At least BB+ or      [*]%     [*]%     [*]%      [*]%        [*]%     [*]%      [*]%     [*]%
Ba1 but less
than Level 1
======================== ======== ======== ========= =========== ======== ========= ======== ==
Level 3
At least BB or       [*]%     [*]%     [*]%      [*]%        [*]%     [*]%      [*]%     [*]%
Ba2 but less
than Level 2
======================== ======== ======== ========= =========== ======== ========= ======== ==
Level 4
At least BB-         [*]%     [*]%     [*]%      [*]%        [*]%     [*]%      [*]%     [*]%
and Ba3 but
less than Level 3
======================== ======== ======== ========= =========== ======== ========= ======== ==
Level 5
Less than Level      [*]%     [*]%     [*]%      [*]%        [*]%     [*]%      [*]%     [*]%
4 or no rating
===============================================================================================


               "Applicable Percentage" means, as of any date of determination, a percentage per annum determined by reference to the Public Debt Rating in effect on such date (which, at the date hereof, is BB-) as set forth below:

                              ==================================
                              Public Debt            Applicable
                              Rating                 Percentage
                              S&P/Moody's
                              ==================================
                              Level 1
                              At least BBB- or       0.150%
                              Baa3
                              ==================================
                              Level 2
                              At least BB+ or        0.175%
                              Ba1 but less
                              than Level 1
                              ==================================
                              Level 3
                              At least BB or         0.200%
                              Ba2 but less
                              than Level 2
                              ==================================
                              Level 4
                              At least BB- and       0.300%
                              Ba3 but less
                              than Level 3
                              ==================================
                              Level 5
                              Less than Level        0.375%
                              4 or no rating
                              ==================================


               "Arrangers" means each of BankAmerica Robertson Stephens and Citicorp Securities, Inc.



* CONFIDENTIAL TREATMENT
  REQUESTED

                "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit C hereto.

                "Assuming Lender" has the meaning specified in Section 2.17(c).

                "Assumption Agreement" has the meaning specified in Section 2.17(c).

                "Attorney Costs" means and includes all reasonable fees and services of any law firm or other external counsel.

                "Available Amount" of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

                "BankAmerica" has the meaning specified in the recital of parties to this Agreement.

                "Base Rate" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BankAmerica in San Francisco, California, as its "reference rate," or, if announced, its "prime rate." The "reference rate" or, as applicable, the prime rate, is a rate set by BankAmerica based upon various factors including BankAmerica's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate or prime rate announced by BankAmerica shall take effect at the opening of business on the day specified in the public announcement of such change.

                "Base Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(i).

                "Borrower's Designated Account" has the meaning set forth in
        Section 2.02(a).

                "Borrowing" means a borrowing consisting of Revolving Credit Advances of the same Type made on the same day by the Lenders.

                "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City or San Francisco and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

                "Capitalized Leases" has the meaning set forth in the definition of "Debt."

                "Cash Equivalents" means: (a) direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) money market funds with assets in excess of $1,000,000,000, (c) certificates of deposit ("CDs"), bankers acceptances, eurodollar CDs or Yankee CDs with (i) U.S. commercial banks with capital of at least $200,000,000 and a senior long-term dollar denominated debt rating of at least "A" by Moody's and S&P or (ii) foreign commercial banks with assets of at least $1,000,000,000 and a Thompson Bankwatch rating of at least TBW-1, (d) eurodollar time deposits with the Nassau or Cayman offshore branches of U.S. commercial banks with capital of at least $200,000,000 and a senior long-term dollar denominated debt rating of at least "A" by Moody's and S&P, (e) commercial paper rated at least "P2" by Moody's and "A2" by S&P, (f) medium term, fixed or floating rate notes issued by U.S. corporations in offerings of at least $100,000,000 with a maximum tenor of five years and a senior long-term dollar denominated debt rating of at least "A" by Moody's and S&P, and (g) repurchase agreements, provided that (w) the market value of the collateral securing any such repurchase agreement must be equal to at least 102% of the repurchase value plus accrued interest, (x) the collateral (A) has a maturity of three years or less, (B) is issued by the Government of the United States or any agency or instrumentality thereof or U.S. commercial banks with capital of at least $200,000,000 and a senior long-term dollar denominated debt rating of at least "A" by Moody's and S&P and (C) has pricing information that is available on the

        Bloomberg Reporting Service, (y) must be executed with primary dealers listed by the New York Federal Reserve Board and rated at least "P1" by Moody's and "A1" by S&P, and (z) such collateral must be delivered to the Borrower's custodian.

                "Co-Agents" means ABN AMRO Bank N.V., Los Angeles International Branch, The Bank of New York, Barclays Bank PLC, Bank of
        Tokyo-Mitsubishi Trust Company, Banque Nationale de Paris, The Chase Manhattan Bank, Fleet National Bank, The Morgan Guaranty Trust Company of New York, and Societe Generale, Los Angeles Branch.

                "Commitment" means a Revolving Credit Commitment or a Letter of Credit Commitment.

                "Compliance Certificate" means a certificate from a Responsible Officer of the Borrower, in the form of Exhibit E hereto, setting forth in reasonable detail the calculations necessary to demonstrate pro forma or actual, as applicable, compliance with Section 5.03 and duly certifying as to the truth and accuracy of such information.

                "Confidential Information" means information that the Borrower furnishes to any Agent or any Lender Party in a writing designated as confidential, but does not include any such information that is or becomes generally available to the public or that is or becomes available to any Agent or such Lender from a source other than the Borrower.

                "Consenting Lenders" has the meaning specified in Section 2.17.

                "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

                "Convert," "Conversion" and "Converted" each refers to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.08 or 2.09.

                "Convertible Subordinated Debt Securities" means the 5-3/4% Convertible Subordinated Debentures due February 24, 2012 issued by the Borrower, as amended, supplemented or otherwise modified from time to time, to the extent permitted in accordance with the Loan Documents.

                "Convertible Subordinated Debt Securities Indenture" means the Indenture dated as of February 25, 1997, between the Borrower and Wilmington Trust Company, as Trustee for the holders of the Convertible Subordinated Debt Securities issued pursuant thereto.

                "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (including, without limitation, the Convertible Subordinated Debt Securities, indebtedness incurred in connection with securitizations or sale and leaseback transactions), (b) all payment obligations, contingent or otherwise, of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all payment obligations, contingent or otherwise, of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all payment obligations, contingent or otherwise, of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all payment obligations, contingent or otherwise, of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases ("Capitalized Leases"), (f) all payment obligations, contingent or otherwise, of such Person in respect of acceptances, letters of credit or similar extensions of credit, (g) all payment obligations, contingent or otherwise, of such Person in respect of Hedge Agreements, (h) all payment obligations, contingent or otherwise, of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of capital stock or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends,
        (i) all Debt of others referred to in clauses (a) through (h) above or clause (j) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt (other than an obligation to acquire, purchase or advance or supply funds for the payment or purchase of such Debt which constitutes an indirect obligation to provide vendor financing to a customer), (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (3) to supply funds to or in any other manner invest in the debtor in connection with the Debt guaranteed, or in effect, guaranteed under such agreement or (4) otherwise to assure a creditor against loss to the extent of the Debt guaranteed, or in effect, guaranteed, and (j) all Debt referred to in clauses (a) through
        (i) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

               "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

               "Defaulting Lender" means at any time any Lender with respect to which a Lender Default is in effect at such time.

               "Documentation Agent" shall have the meaning specified in the recital of parties to this Agreement.

               "Domestic Lending Office" means, with respect to any Lender Party, the office of such Lender Party specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

               "EBITDA" means, for any period, an amount equal to Consolidated net income (or net loss) of the Borrower and its Restricted Subsidiaries (determined without giving effect to extraordinary non-cash gains or losses) plus the sum of (a) Interest Expense, (b) income tax expense,
        (c) depreciation expense and (d) amortization expense, in each case of the Borrower and its Restricted Subsidiaries to the extent deducted in computing such net income or loss, and in each case determined in accordance with GAAP for such period.

               "Effective Date" has the meaning specified in Section 3.01.

               "Eligible Assignee" means (a) with respect to the Revolving Credit Facility, (i) a commercial bank organized under the laws of the United States, or any state thereof, (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, which is acting through a branch or agency located in the United States; which, in each case (under clauses (i) and (ii) above) has a combined capital and surplus of at least two hundred million dollars ($200,000,000); (iii) a Person that is primarily engaged in the business of commercial banking and that is
        (x) a Subsidiary of a Lender, (y) a Subsidiary of a Person of which a Lender is a Subsidiary, or (z) a Person of which a Lender is a Subsidiary, (iv) a Lender, or (v) a finance company, financial institution, fund or any other Person that has a combined capital and surplus of at least two hundred million dollars ($200,000,000) and is approved in writing by the Administrative Agent and the Borrower (which approval shall not be unreasonably withheld or delayed) and (b) with respect to the Letter of Credit Subfacility, a Person that is approved by the Administrative Agent and the Borrower; provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

               "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any violation of an Environmental Law, violation of an Environmental Permit or Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

               "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial or agency interpretation, policy or guidance that has the force or effect of law relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

               "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

               "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the Borrower's controlled group, or under common control with the Borrower, within the meaning of Section 414 of the Internal Revenue Code.

               "ERISA Event" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of
        Section 4043(b) of ERISA are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days but only if the PBGC has not waived the requirements of Section 4043(b) of ERISA with respect to a contributing sponsor; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan in a distress termination pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA);
        (d) the cessation of operations at a facility of the Borrower or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for the imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to
        Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan.

               "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the FRB, as in effect from time to time.

               "Eurodollar Lending Office" means, with respect to any Lender Party, the office of such Lender Party specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

               "Eurodollar Rate" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) equal to the rate for deposits in Dollars for the period commencing on the first day of such Interest Period and ending on the last day of such Interest Period which appears on Telerate Page 3750 as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. If at least two rates appear on such Telerate Page for such Interest Period, the "Eurodollar Base Rate" shall be the arithmetic mean of such rates. If the "Eurodollar Base Rate" cannot be determined in accordance with the immediately preceding sentences with respect to any Interest Period, the "Eurodollar Base Rate" with respect to each day during such Interest

        Period shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be agreed upon by the Administrative Agent and the Borrower or, in the absence of such agreement, the "Eurodollar Rate" shall instead be the rate per annum equal to the arithmetic mean (rounded upwards to the nearest 1/100th of 1%) of the respective rates notified to the Administrative Agent by each of the Reference Lenders as the rate at which such Reference Lender is offered Dollar deposits at or about 11:00 A.M., San Francisco time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Rate Advance to be outstanding during such Interest Period.

                "Eurodollar Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(ii).

                "Eurodollar Rate Reserve Percentage" of any Lender for any Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

                "Events of Default" has the meaning specified in Section 6.01.

                "Existing Debt" means Debt of the Borrower and its Subsidiaries outstanding immediately before the effectiveness of this Agreement.

                "Extension Date" has the meaning specified in Section 2.17.

                "Facility" means the Revolving Credit Facility or the Letter of Credit Subfacility.

                "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 P.M. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 P.M. Quotation") for such day under the caption "Federal Funds Effective Rate." If on any relevant day the appropriate rate for such day is not yet published in either H.15(519) or the Composite 3:30 P.M. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 A.M. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

                "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

                "Further Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (excluding net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to Section 2.14.

                "GAAP" has the meaning specified in Section 1.03.

                "Hazardous Materials" means (a) petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

                "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

                "Indemnified Liabilities" has the meaning specified in Section 8.04.

                "Information Memorandum" means the information memorandum dated January 1998 used by the Syndication Agents in connection with the syndication of the Commitments.

                "Initial Issuing Bank" has the meaning specified in the recital of parties to this Agreement.

                "Initial Lenders" has the meaning specified in the recital of parties to this Agreement.

                "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

               "Interest Expense" means, for any period, the excess, if any, of
        (i) all interest expense determined on a Consolidated basis for the Borrower and its Restricted Subsidiaries determined for such period in accordance with GAAP, including in any event, without duplication or limitation, amortization of debt discount, commitment fees and letter of credit fees, interest and commitment fees paid in connection with a securitization, distributions paid or accrued in respect of the Trust Convertible Preferred Securities determined in accordance with GAAP, over (ii) cash interest income determined on a Consolidated basis for the Borrower and its Restricted Subsidiaries determined for such period in accordance with GAAP.

               "Interest Period" means, (a) as to any Eurodollar Rate Advance, the period commencing on the date of such Eurodollar Rate Advance or on the date of Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the date one, two, three or six months thereafter (and any other period that is 12 months or less and is consented to by the Required Lenders in the given instance) as selected by the Borrower in its Notice of Borrowing or notice of Conversion and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below;

               provided that:

                        (i) if any Interest Period would otherwise end on a day
                that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of a Eurodollar Rate Advance, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                        (ii) any Interest Period pertaining to a Eurodollar Rate
                Advance that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                        (iii) no Interest Period shall end after the Termination
                Date; and

                        (iv) Interest Periods commencing on the same date for
                Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration.

               "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

               "Investment" in any Person, means any loan or advance to such Person, any purchase or other acquisition of all or substantially all of the assets of such Person or a business unit of such Person or any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (i) or (j) of the definition of "Debt" in respect of such Person.

               "Issuing Banks" means the Initial Issuing Bank and each other Lender that is a commercial bank, acting through a domestic branch, as issuer of a Letter of Credit, so long as and for only so long as, in each case, each such Lender expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register).

               "L/C Amendment Application" means an application form for amendment of outstanding Standby Letters of Credit and Trade Letters of Credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

               "L/C Cash Collateral Account" means a cash collateral account to be established and maintained by the Administrative Agent, over which the Administrative Agent shall have sole dominion and control, upon terms as may be satisfactory to the Administrative Agent.

               "L/C Related Documents" has the meaning specified in Section 2.06(b)(ii)(A).

               "Lender Default" means (i) the failure of any Lender to make any Advance it is obligated to make under the terms of this Agreement, or
        (ii) the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

               "Lender Party" means any Lender and any Issuing Bank.

               "Lenders" means the Initial Lenders and each Person that shall become a party hereto pursuant to Section 8.07.

               "Letter of Credit Advance" means an advance made by any Issuing Bank or any Lender pursuant to Section 2.03(c).

               "Letter of Credit Agreement" has the meaning specified in Section 2.03(a).

               "Letter of Credit Subfacility" means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Issuing Banks' Letter of Credit Commitments at such time and (b) $400,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

               "Letter of Credit Commitment" means, with respect to any Issuing Bank at any time, the amount set forth opposite such Issuing Bank's name on Schedule I hereto under the caption "Letter of Credit Commitment" or, if such Issuing Bank has entered into one or more Assignments and Acceptances or if a Lender has otherwise become an Issuing Bank, set forth for such Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Issuing Bank's "Letter of Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

               "Letters of Credit" has the meaning specified in Section 2.01(b).

               "Leverage Ratio" means, at any time of determination, the ratio of (a) Total Debt as at the date of the most recent financial statements delivered to the Lender Parties pursuant to Section 5.01(i) to (b) EBITDA for the four quarter period ended on such date.

               "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

               "Loan Documents" means this Agreement, the Notes, if any, and each Letter of Credit Agreement, in each case as amended, supplemented or otherwise modified from time to time.

               "Material Adverse Change" means any material adverse change in the business, condition (financial or otherwise), operations, performance or properties of the Borrower or the Borrower and its Restricted Subsidiaries taken as a whole.

               "Material Adverse Effect" means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance or properties of the Borrower or the Borrower and its Restricted Subsidiaries taken as a whole, (b) the legality, validity, binding effect, or enforceability of this Agreement or any Note, if any, or (c) the ability of the Borrower to perform its obligations in any material respect under any Loan Document.

               "Moody's" means Moody's Investors Service, Inc.

               "Multiemployer Plan" means a multiemployer plan, as defined in
        Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

               "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any ERISA Affiliate and at least one Person other than the Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

               "Non-Consenting Lenders" has the meaning specified in Section
        2.17.

               "Note" has the meaning specified in Section 2.19.

               "Notice of Borrowing" has the meaning specified in Section 2.02.

               "Other Taxes" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

               "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

               "Permitted Debt" means Debt consisting of (a) surety bonds and standby letters of credit to the extent issued in connection with the Borrower's competitive bidding for commercial business (including reimbursement obligations in respect thereof); (b) trade letters of credit (including reimbursement obligations in respect thereof) and bankers' acceptances incurred in the ordinary course of business; (c) guaranty obligations or letters of credit to the extent incurred in connection with the performance by the Borrower or any of its Restricted Subsidiaries under commercial vendor contracts to which the Borrower or any of its Restricted Subsidiaries are parties; (d) guaranty obligations and letters of credit issued in respect of indebtedness of customers for borrowed money but only to extent that the proceeds of such customers' indebtedness are used to finance (i) a telecommunications project for which the Borrower or a Restricted Subsidiary is a primary contractor,
        (ii) a wireless infrastructure or (iii) a supplier of handsets; (e) guaranty obligations to the extent incurred in connection with the sale, transfer or other disposition of Vendor Loans, provided that such guaranty and any agreement entered into in connection therewith or instrument issued in connection therewith provides that concurrently upon payment by the Borrower of such guaranteed obligations, such Vendor Loans shall be returned or assigned to the Borrower, as guarantor, and (f) Debt consisting of payment obligations for licenses granted by the Federal Communications Commission or other governmental agencies, in which licenses the Borrower or any of its Restricted Subsidiaries have an interest.

               "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b) hereof; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that (i) are not overdue for a period of more than 90 days or (ii) that are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such lien, and for which adequate reserves (in the good faith judgment of the Borrower) have been established; (c) pledges or deposits to secure obligations under workers' compensation laws, unemployment insurance laws or similar legislation or to secure public or statutory obligations; (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; (e) good faith deposits in connection with bids, tenders, contracts or leases to which such Person is a party; (f) deposits or United States government bonds to secure surety or appeal bonds; (g) deposits as security for import duties or for the payment of rent, in each case in the ordinary course of business; (h) Liens in favor of issuers of surety bonds or letters of credit issued pursuant to the request of and for the account of such issuers in the ordinary course of business; (i) Liens securing payments for licenses granted by the Federal Communications Commission or other governmental agencies, in which licenses the Borrower or any of its Restricted Subsidiaries have rights; (j) Liens securing rights to payments or otherwise and in respect of any obligations of the applicable counterparty arising under or in connection with Hedge Agreements permitted hereunder; (k) bankers' Liens and similar Liens (including set-off rights) in respect of bank deposits; and (l) Liens on insurance proceeds in favor of insurance companies with respect to the financing of premiums.

               "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

               "Plan" means a Single Employer Plan or a Multiple Employer Plan.

               "Preferred Share Purchase Rights Plan" means the Borrower's Preferred Share Purchase Rights Plan dated as of September 27, 1995.

               "Pro Rata Share" means, as to any Lender at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Lender's Revolving Credit Commitment divided by the aggregate Revolving Credit Commitments, or, if the Revolving Credit Commitments have expired or been terminated, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of the outstanding amount of such Lender's Advances divided by the aggregate outstanding amount of all Advances.

               "Public Debt Rating" means, as of any date, the lowest rating that has been most recently announced by either S&P or Moody's, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by the Borrower. For purposes of the foregoing,
        (a) if only one of S&P and Moody's shall have in effect a Public Debt Rating, the Applicable Margin and the Applicable Percentage shall be determined by reference to the available rating; (b) if neither S&P nor Moody's shall have in effect a Public Debt Rating, the Applicable Margin and the Applicable Percentage will be set in accordance with Level 5 under the definition of "Applicable Margin" or "Applicable Percentage," as the case may be; (c) if the ratings established by S&P and Moody's shall fall within levels that are one level apart, the Applicable Margin and the Applicable Percentage shall be based upon the higher rating; (d) if the ratings established by S&P and Moody's shall fall within levels that are more than one level apart, the Applicable Margin and the Applicable

        Percentage shall be set at the level that is one level below the level for the higher of the two ratings; (e) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (f) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

               "QPE" means QUALCOMM Personal Electronics, a joint venture owned by certain Subsidiaries of the Borrower and Sony Electronics.

               "Reference Lenders" means BankAmerica and Citibank or each such other Lender Party as may be agreed by the Borrower and the Administrative Agent from time to time.

               "Register" has the meaning specified in Section 8.07(d).

               "Related Documents" means the Preferred Share Purchase Rights Plan, the Convertible Subordinated Debt Securities, the Convertible Subordinated Debt Securities Indenture, the Trust Convertible Preferred Securities and the Amended and Restated Declaration of Trust.

               "Request for Letter of Credit Issuance" has the meaning specified in Section 2.03(a).

               "Required Lenders" means at any time (a) for all purposes hereunder except Section 2.08(b), Lenders owed at least a majority in interest of the then aggregate unpaid principal amount of the Advances owing to Lenders, or, if no such principal amount is then outstanding, Lenders having at least a majority in interest of the Commitments and
        (b) solely for purposes of Section 2.08(b) of this Agreement, Lenders holding at least 66_% of the then aggregate unpaid principal amount of the Advances owing to such Lenders, or, if no such principal amount is then outstanding, Lenders holding at least 66_% of the Commitments.

               "Responsible Officer" means the chief financial officer, treasurer or controller of the Borrower.

               "Restricted Subsidiary" means, as of the Effective Date, the Subsidiaries of the Borrower listed on Schedule 4.01(b) hereto and thereafter all other Subsidiaries of the Borrower other than the Unrestricted Subsidiaries, provided, however, that no Restricted Subsidiary shall be a Subsidiary of an Unrestricted Subsidiary.

               "Revolving Credit Advance" has the meaning specified in Section 2.01(a).

               "Revolving Credit Commitment" means, with respect to any Lender at any time, the amount set forth opposite such Lender's name on
        Schedule I hereto under the caption "Revolving Credit Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Lender's "Revolving Credit Commitment," as such amount may be reduced at or prior to such time pursuant to Section 2.05 or increased pursuant to Section 2.17.

               "Revolving Credit Facility" means, at any time, the aggregate amount of the Lenders' Revolving Credit Commitments at such time.

               "SEC" means the Securities and Exchange Commission.

               "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

               "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any ERISA Affiliate and no Person other than the Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any

        ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

               "Special Event of Default" means the occurrence or continuance of any of the following events: (i) any proceeding shall be instituted by or against the QUALCOMM Financial Trust I seeking a voluntary or involuntary liquidation, termination, winding-up or dissolution of the QUALCOMM Financial Trust I or the Borrower shall take any corporate action to authorize any of the actions set forth above; or (ii) any event of default under the Convertible Subordinated Debt Securities Indenture shall have occurred or be continuing.

               "Standby Letter of Credit" means any Letter of Credit issued hereunder, other than a Trade Letter of Credit.

               "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

               "Syndication Agents" has the meaning specified in the recital of parties to this Agreement.

               "Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lender Party and each Agent, respectively, taxes imposed on or measured by its overall net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender Party or such Agent, as the case may be, is organized and, in the case of each Lender Party, where an Applicable Lending Office is maintained.

               "Termination Date" means the earlier of (a) the date of termination in whole of the aggregate Commitments pursuant to Section
        2.05 or 6.01 and (b) the third Anniversary Date or, if extended pursuant to Section 2.17, the date that is one year after the Termination Date in effect immediately before giving effect to such extension; provided, however, that the Termination Date for any Lender Party that is a Non-Consenting Lender to any requested extension pursuant to Section
        2.17 shall be the Termination Date in effect immediately prior to giving effect to such extension for all purposes of this Agreement.

               "Total Capitalization" of the Borrower and its Restricted Subsidiaries means, at any time, the sum of (i) Total Debt, (ii) the aggregate principal amount (including, without limitation, capitalized or paid-in-kind interest) of the Trust Convertible Preferred Securities or similar instruments to the extent not included in Total Debt, and
        (iii) the Consolidated shareholders' equity (including preferred stock) in each case of the Borrower and its Restricted Subsidiaries determined in accordance with GAAP.

               "Total Debt" means, at any time of determination, (a) all Debt of the Borrower and its Restricted Subsidiaries at such time less (b) the sum of (i) so long as no Special Event of Default shall have occurred and be continuing at such time, the Trust Convertible Preferred Securities outstanding at such time, (ii) cash and Cash Equivalents to the extent beneficially owned by the Borrower or any of its Restricted Subsidiaries and held in U.S. deposit or investment accounts free and clear of any Liens at such time, (iii) cash and Cash Equivalents to the extent beneficially owned by the Borrower or any of its Restricted Subsidiaries and held in U.S. deposit or investment accounts subject to a Lien or Liens at such time less the excess of (x) such cash and Cash Equivalents over (y) the aggregate amount of Debt of the Borrower and any of its Restricted Subsidiaries which such cash and Cash Equivalents were pledged to secure, and (iv) to the extent otherwise included in the definition of "Debt," Debt consisting of obligations of the Borrower and its Restricted Subsidiaries to make capital contributions to a Person other than the Borrower and its Restricted Subsidiaries, but only to the extent permitted by Section 5.02(g) of this Agreement and solely in connection with such Investments (other than any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (i) or (j) of the definition of "Debt" in respect of such Person), in each case, calculated on a Consolidated basis and determined in accordance with GAAP.

               "Total Tangible Assets" means total assets minus goodwill and intangibles, in each case of the Borrower and its Restricted Subsidiaries determined on a Consolidated basis in accordance with GAAP.

               "Trade Letter of Credit" means any Letter of Credit that is issued hereunder for the benefit of a supplier of inventory to the Borrower or any of its Subsidiaries to effect payment for such inventory, conditions to drawing under which include the presentation to the Issuing Bank that issued such Letter of Credit of negotiable bills of lading, invoices and related documents.

               "Triggering Event" has the meaning specified in Section 2.21.

               "Trust Convertible Preferred Securities" means the 5-3/4% Trust Convertible Preferred Securities, guaranteed by the Borrower and convertible into common stock of the Borrower, which represent preferred undivided beneficial interests in the assets of "QUALCOMM Financial Trust I," a statutory business trust created under the laws of Delaware, and the shares of common stock, par value $10,000.00 per share of the Borrower, issuable upon conversion of the 5-3/4% Trust Convertible Preferred Securities, as amended, supplemented or otherwise modified from time to time, to the extent permitted in accordance with the Loan Documents.

               "Type" refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

               "Unrestricted Subsidiaries" means such Subsidiaries of the Borrower as the Borrower shall designate as an Unrestricted Subsidiary in writing to the Agents and the Lenders in accordance with the terms of
        Section 5.02(j) and any Subsidiaries thereof; provided, however, that no such Subsidiary shall own or hold any licenses, patents, trademarks or intellectual property other than such as may be necessary to the conduct of the business of such Subsidiary, and provided further that any such items as may be shared with the Borrower or any Restricted Subsidiary shall be owned and held by the Borrower or such Restricted Subsidiary.

               "Unused Revolving Credit Commitment" means, with respect to any Lender at any time,

                        (a) such Lender's Revolving Credit Commitment at such
                time minus

                        (b) the sum of (i) the aggregate principal amount of all
                Revolving Credit Advances and Letter of Credit Advances made by such Lender, in each case in its capacity as a Lender, and outstanding at such time, plus (ii) such Lender's Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time and (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Banks pursuant to Section 2.03(c), in each case in their capacity as Issuing Banks, and outstanding at such time other than any such Letter of Credit Advance which, at or prior to such time, has been assigned in part to such Lender pursuant to Section 2.03(c).

               "Vendor Loans" means loans or other financing, directly or indirectly, made or provided by the Borrower or any of its Restricted Subsidiaries to its customers in the telecommunications industry, provided that each such loan or other financing shall be evidenced by a written agreement, note or other instrument issued in connection therewith.

               "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

               "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

               SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

               SECTION 1.03. Accounting Terms. (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with generally accepted accounting principles consistent with those applied in the preparation of financial statements referred to in
Section 4.01(f) ("GAAP"). If GAAP changes during the term of this Agreement such that any covenants contained herein would then be calculated in a different manner or with different components, the Borrower, the Lender Parties and the Agents agree to negotiate in good faith to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating the Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until the Borrower, the Lender Parties and the Administrative Agent have so amended this Agreement, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

        (b) Hedge Agreements shall be valued (i) in good faith on a basis consistently applied by the Board of Directors of the Borrower, (ii) at the greater of (x) termination value, which is the amount, if any, that would be payable to a counterparty in respect of agreement value as though such Hedge Agreement were terminated on such date, calculated as provided in the International Swap Dealers Association Inc. Code of Standard Working Assumptions and Provisions for Swaps, 1992 Edition, and (y) mark-to-market, where the unrealized gain or loss on such agreements is calculated as the amount by which the present value of the future cash flows to be received exceeds (or is less than) the present value of the future cash flows to be paid pursuant to such agreements, and (iii) for purposes of Section 5.02(d) and 6.01(d), on a net portfolio basis.

        (c) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Borrower.

        SECTION 1.04. Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

        (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

        (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

               (ii) The term "including" is not limiting and means "including without limitation."

               (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

               (iv) "issue" means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "issued," "issuing" and "issuance" have corresponding meanings.

        (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

        (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

        (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided, any reference to any action of any Agent or the Lender Parties by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion."

        (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agents, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not construed against the Lender Parties or the Agents merely because of the Agents' or Lender Parties' involvement in their preparation.


                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

               SECTION 2.01. The Advances. (a) Revolving Credit Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Revolving Credit Advance") to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an aggregate amount for each such Advance not to exceed such Lender's Unused Revolving Credit Commitment at such time. Each Borrowing shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Advances of the same Type made on the same day by the Lenders ratably according to their respective Revolving Credit Commitments. Within the limits of each Lender's Revolving Credit Commitment, the Borrower may borrow under this Section 2.01(a), prepay pursuant to Section 2.10 and reborrow under this Section 2.01(a).

        (b) Letters of Credit. The Initial Issuing Bank and each Issuing Bank severally agrees, on the terms and conditions hereinafter set forth and subject to such other terms as such Issuing Bank may separately and mutually agree with the Borrower, to issue letters of credit (the "Letters of Credit") for the account of the Borrower from time to time on any Business Day during the period from the Effective Date until 30 days before the Termination Date (i) in an aggregate Available Amount for all Letters of Credit issued by such Issuing Bank not to exceed at any time such Issuing Bank's Letter of Credit Commitment at such time or such greater amount as such Issuing Bank and the Borrower shall mutually agree and (ii) in an Available Amount for each such Letter of Credit not to exceed the lesser of (x) the Letter of Credit Subfacility and (y) the Unused Revolving Credit Commitments at such time. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than 15 days before the Termination Date. Within the limits of the Letter of Credit Subfacility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this
Section 2.01(b), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Sections 2.03(c) and 2.10 and request the issuance of additional Letters of Credit under this Section 2.01(b). Each Letter of Credit issued pursuant to this Section 2.01(b) shall, effective upon its issuance and without further action, be issued on behalf of all Lenders (including the applicable Issuing Bank) according to their respective Pro Rata Shares. Each Lender shall, to the extent of its Pro Rata Share, be deemed irrevocably to have participated in the issuance of such Letter of Credit and shall reimburse the Issuing Bank promptly for Letter of Credit Advances in accordance with Section 2.03.

               SECTION 2.02. Making the Advances. (a) Each Borrowing shall be made on notice, given not later than 10:00 A.M. (San Francisco time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances, or the first Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier or telex. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telephone, confirmed promptly in writing, or telecopier or telex, in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such Borrowing, (ii) Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing, (iv) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance and (v) the Borrower's deposit account into which funds for such Advance are to be deposited (the "Borrower's Designated Account"). Each Lender shall, before 11:00 A.M. (San Francisco time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's

Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments under the applicable Facility of such Lender and the other Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower in the Borrower's Designated Account selected by the Borrower in the applicable Notice of Borrowing; provided, however, that, in the case of any Revolving Credit Borrowing, the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Letter of Credit Advances made by any Issuing Bank and by any other Lender and outstanding on the date of such Revolving Credit Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to such Issuing Bank, and such other Lenders for repayment of such Letters of Credit Advances.

        (b) Anything in subsection (a) above to the contrary notwithstanding,
(i) the Borrower may not select Eurodollar Rate Advances for the initial Borrowing hereunder (if the initial Borrowing occurs on, or within 3 Business Days after, the Effective Date) or for any Borrowing if the aggregate amount of such Borrowing is less than $5,000,000 or if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.08 or 2.12 and (ii) the Eurodollar Rate Advances may not be outstanding as part of more than 10 separate Borrowings.

        (c) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in
Article III, including, without limitation, any actual loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

        (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement and the Borrower's obligation to make repayment in respect thereof shall terminate.

        (e) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

               SECTION 2.03. Issuance of and Drawings and Reimbursement Under Letters of Credit. (a) Request for Issuance. Each Letter of Credit shall be issued upon notice given not later than 11:00 A.M. (San Francisco time) on the third Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to any Issuing Bank with a copy to the Administrative Agent. Each notice of issuance of a Letter of Credit (a "Request for Letter of Credit Issuance") shall be by telephone, confirmed promptly in writing, or telex or telecopier, in substantially the form of Exhibit B-2 hereto, specifying therein the requested (A) date of such issuance (which shall be a Business Day),
(B) Available Amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit, and (E) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as such Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit (a "Letter of Credit Agreement"). If (x) the requested form of such Letter of Credit is acceptable to such Issuing Bank in its sole discretion and (y) it has not received written notice from an Agent or the Required Lenders that the conditions to issuing such Letter of Credit have not been satisfied or duly waived, such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 8.02 or as otherwise agreed with the Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

        (b) Letter of Credit Reports. Each Issuing Bank shall furnish (A) to the Administrative Agent on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued during the preceding month and drawings during such month under all Letters of Credit issued by such Issuing Bank and (B) to the Administrative Agent on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit issued by such Issuing Bank. The Administrative Agent shall, upon receipt of the written reports specified in clauses (A) and (B) above, provide a copy of such reports to each Lender by telex or telecopier.

        (c) Drawing and Reimbursement. The payment by any Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Letter of Credit Advance, which shall be a Base Rate Advance, in the amount of such draft. Upon written demand by any Issuing Bank with an outstanding Letter of Credit Advance, with a copy of such demand to the Administrative Agent, each Lender shall purchase from such Issuing Bank, and such Issuing Bank shall sell and assign to each such Lender, such Lender's Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of such Issuing Bank, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to such Issuing Bank. The Borrower hereby agrees to each such sale and assignment. Each Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank, provided notice of such demand is given not later than 11:00 A.M. (San Francisco time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by any Issuing Bank to any other Lender of a portion of a Letter of Credit Advance, such Issuing Bank represents and warrants to such other Lender that such Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by such Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of such Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of such Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by such Issuing Bank shall be reduced by such amount on such Business Day.

        (d) Failure to Make Letter of Credit Advances. The failure of any Lender to make the Letter of Credit Advance to be made by it on the date specified in
Section 2.03(c) shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance to be made by such other Lender on such date.

        (e) From time to time while a Letter of Credit is outstanding and prior to the Termination Date, each Issuing Bank will, upon the written request of the Borrower received by such Issuing Bank (with a copy sent by the Borrower to the Administrative Agent) at least three days (or such shorter time as such Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed promptly in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing
Bank: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may require. No Issuing Bank shall be under any obligation to amend any Letter of Credit if: (A) such Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit. The Administrative Agent will promptly notify the Lender Parties of the receipt by it of any L/C Amendment Application.

        (f) Each Issuing Bank and the Lender Parties agree that, while a Letter of Credit is outstanding and prior to the Termination Date, at the option of the Borrower and upon the written request of the Borrower received by such Issuing Bank (with a copy sent by the Borrower to the Administrative Agent) at least three days (or such shorter time as such Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, such Issuing Bank shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed promptly in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to such Issuing Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as such Issuing Bank may require. No Issuing Bank shall be under any obligation so to renew any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or
(B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of such Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this clause (f) upon the request of the Borrower but the Issuing Bank shall not have received any L/C Amendment Application from the Borrower with respect to such renewal or other written direction by the Borrower with respect thereto, such Issuing Bank shall nonetheless be permitted to allow such Letter of Credit to renew, and the Borrower and the Lender Parties hereby authorize such renewal, and, accordingly, such Issuing Bank shall be deemed to have received an L/C Amendment Application from the Borrower requesting such renewal.

        (g) The Issuing Bank may, at its election (or as required by the Administrative Agent at the direction of the Required Lenders), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Termination Date.

        (h) The Credit Agreement shall control in the event of any conflict with any L/C Related Document (other than any Letter of Credit).

               SECTION 2.04. Fees. (a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, from the Effective Date in the case of each Initial Lender and from the later of the Effective Date and the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date at a rate per annum equal to the Applicable Percentage in effect from time to time on the average daily Unused Revolving Credit Commitment of such Lender, payable in arrears quarterly on the last day of each March, June, September and December, commencing March 31, 1998, and on the Termination Date.

        (b) Letter of Credit Fees, Etc. (i) The Borrower shall pay to the Administrative Agent for the account of each Lender a commission, payable in arrears quarterly on the last day of each March, June, September and December, commencing March 31, 1998, and on the Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter at a rate per annum equal to, (x) in the case of Standby Letters of Credit, the Applicable Margin for Eurodollar Rate Advances in effect from time to time, and
(y) in the case of Trade Letters of Credit, 50% of the Applicable Margin for Eurodollar Rate Advances in effect from time to time.

        (ii) Issuing Banks' Fees. The Borrower shall pay to each Issuing Bank, for its own account, such commissions, issuance fees, fronting fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrower and such Issuing Bank shall agree. By side letter of even date herewith, BankAmerica and the Borrower have agreed to a fee schedule with respect to issuances of Letters of Credit and pursuant to which such Agent has agreed to act as an Issuing Bank.

        (c) Administrative Agent's Fees. The Borrower shall pay to the Administrative Agent for its own account such fees as may from time to time be agreed between the Borrower and the Administrative Agent.

               SECTION 2.05. Termination or Reduction of the Commitments. (a) The Borrower shall have the right, upon at least five Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders; provided that each partial reduction (i) shall be in the aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) shall be made ratably among the Lenders in accordance with their Commitments with respect to such Facility. Any Commitments terminated under this Section 2.05 may not be reinstated.

        (b) The Letter of Credit Subfacility shall be permanently reduced from time to time on the date of each reduction in the Revolving Credit Facility by the amount, if any, by which the amount of the Letter of Credit Subfacility exceeds the Revolving Credit Facility after giving effect to such reduction of the Revolving Credit Facility.

               SECTION 2.06. Repayment. (a) Revolving Credit Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Termination Date (then in effect for such Lenders) the aggregate principal amount of the Revolving Credit Advances then outstanding.

        (b) Letter of Credit Advances. (i) The Borrower shall repay to the Administrative Agent for the account of each Issuing Bank and each other Lender that has made a Letter of Credit Advance on the earlier of demand and the Termination Date the outstanding principal amount of each Letter of Credit Advance made by each of them; provided however, that, if the Borrower fails to repay the outstanding principal amount of each Letter of Credit Advance on demand, the Borrower shall be deemed to have delivered a Notice of Borrowing on the Business Day prior to payment by the applicable Issuing Bank of such Letter of Credit specifying that the aggregate amount of such proposed Borrowing is the outstanding principal amount of each Letter of Credit Advance and the Type of Advances comprising such proposed Borrowing is Base Rate Advances, and to be in compliance with this Section 2.06(b)(i), so long as no Default has occurred or is continuing or would result therefrom and the Borrower is in compliance with the terms of this Agreement.

               (ii) The obligations of the Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances (it being understood that any such payment by the Borrower is without prejudice to, and does not constitute a waiver of, any rights the Borrower might have or might acquire as a result of the payment by any Issuing Bank of any draft or the reimbursement by the Borrower thereof):

                      (A) any lack of validity or enforceability of any Loan
               Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the "L/C Related Documents");

                      (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                      (C) the existence of any claim, set-off, defense or other
               right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), any Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

                      (D) any statement or any other document presented under a
               Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                      (E) payment by any Issuing Bank under a Letter of Credit
               against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

                      (F) any exchange, release or non-perfection of any
               collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the obligations of the Borrower in respect of the L/C Related Documents; or

                      (G) any other circumstance or happening whatsoever,
               whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

               SECTION 2.07. Interest. (a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

               (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus (y) the Applicable Margin in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December during such periods.

               (ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Eurodollar Rate for such Interest Period for such Advance plus (y) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

        (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default under Section 6.01(a), the Borrower shall pay interest on
(i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to clause (a)(i) above.

               SECTION 2.08. Interest Rate Determination. (a) Each Reference Lender agrees to furnish to the Administrative Agent timely information for the purpose of determining each Eurodollar Rate when necessary to determine the Eurodollar Rate. If any one or more of the Reference Lenders shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Lenders. The Administrative Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.07(a)(i) or (ii), and the rate, if any, furnished by each Reference Lender for the purpose of determining the interest rate under Section 2.07(a)(ii).

        (b) If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to each of such Required Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

        (c) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

        (d) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall automatically Convert into Base Rate Advances.

        (e) Upon the occurrence and during the continuance of any Event of Default under Section 6.01(a), (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

               SECTION 2.09. Optional Conversion of Advances. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 10:00 A.M. (San Francisco time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.08 and 2.12, Convert all Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(b) and no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(b). Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted, and
(iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for each such Advance. Each notice of Conversion shall be irrevocable and binding on the Borrower.

               SECTION 2.10. Optional Prepayments. The Borrower may, upon at least three Business Days' notice in the case of Eurodollar Rate Advances and one Business Day's notice in the case of Base Rate Advances, in each case to the Administrative Agent by no later than 10:00 A.M. (San Francisco time) stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that in the event of any such prepayment of a Eurodollar Rate Advance, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 8.04(d). Each such prepayment shall be applied ratably to the principal installments thereof.

               SECTION 2.11. Increased Costs. (a) If, due to either (i) the introduction (after the date hereof) of or any change (after the date hereof) in or in the interpretation of any law or regulation or (ii) the compliance (required after the date hereof) with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining Letters of Credit (excluding for purposes of this Section 2.11 any such increased costs resulting from (i) Taxes or Other Taxes (as to which Section 2.14 shall govern) and (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender Party is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrower shall from time to time, promptly upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost; provided, however, that a Lender Party claiming additional amounts under this
Section 2.11(a) agrees to use reasonable efforts (consistent with its internal policy and legal regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

        (b) If any Lender Party determines that compliance with any law or regulation or any guideline enacted or promulgated after the date hereof or request after the date hereof from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party and that the amount of such capital is increased by or based upon the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of the Letters of Credit (or similar contingent obligations), then, promptly upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party or such corporation in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder.

               SECTION 2.12. Illegality. Notwithstanding any other provision of this Agreement, if any Lender Party shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender Party or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, (i) each Eurodollar Rate Advance will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of the Lender Parties to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lender Parties that the circumstances causing such suspension no longer exist.

               SECTION 2.13. Payments and Computations. (a) The Borrower shall make each payment, without setoff, counterclaim, recoupment or other deduction, hereunder and under the Notes, if any, not later than 11:00 A.M. (San Francisco time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent's Account in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or commitment fees or letter of credit commissions ratably (other than amounts payable pursuant to Section 2.11, 2.14, 2.17, 2.18, 2.20 or 8.04(d)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender Party to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 8.07(d), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes, if any, in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

        (b) The Borrower hereby authorizes each Lender Party, if and to the extent payment owed to such Lender Party is not made when due hereunder or under the Note, if any, held by such Lender Party, to charge from time to time against any or all of the Borrower's accounts with such Lender Party any amount so due.

        (c) All computations of interest based on the Base Rate and of fees, including commitment fees under Section 2.04(a), shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

        (d) Whenever any payment hereunder or under the Notes, if any, shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

        (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

               SECTION 2.14. Taxes. (a) Except as provided in Section 2.14(f), any and all payments by the Borrower under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Borrower shall pay all Other Taxes.

        (b) Except as provided in Section 2.14(f), if the Borrower shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Lender Party or any Agent, then:

               (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Lender Party or such Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

               (ii) the Borrower shall make such deductions and withholdings;
        and

               (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law.

        (c) Except as provided in Section 2.14(f), the Borrower agrees to indemnify and hold harmless each Lender Party and each Agent for the full amount of (i) Taxes, (ii) Other Taxes, and (iii) Further Taxes imposed on or paid by such Lender Party or such Agent (as the case may be) and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender Party or such Agent makes written demand therefor.

        (d) Within 60 days after the date of any payment by the Borrower of Taxes, Other Taxes or Further Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Administrative Agent. In the case of any payment hereunder by or on behalf of the Borrower through an account or branch outside the United States or by or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

        (e) Each Lender Party organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter as requested in writing by the Borrower and within 60 days of such written request (but only so long as such Lender Party remains lawfully able to do so), shall provide each of the Administrative Agent and the Borrower with two original Internal Revenue Service Forms 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service (including, without limitation, a Form W-8) certifying that such Lender Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes, if any. If the form provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender Party assignee becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. Such Lender Party agrees to promptly notify each of the Administrative Agent and the Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and shall provide each of the Administrative Agent and the Borrower with revised versions of the appropriate forms described in this Section 2.14(e) that reflect such change in circumstance. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form 1001 or 4224, that the Lender Party reasonably considers to be confidential, the Lender Party shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

        (f) For any period with respect to which a Lender Party has failed to provide the Borrower with accurate and complete copies of the appropriate form described in Section 2.14(e) (updated as necessary in accordance therewith) certifying that such Lender Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes, if any (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided), such Lender Party shall not be entitled to indemnification under Section 2.13(a) or (c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall, at such Lender Party's expense, take such steps as the Lender Party shall reasonably request to assist the Lender Party to recover such Taxes.

        (g) If any Lender Party claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001, or any successor or other form prescribed by the Internal Revenue Service, and such Lender Party sells, assigns, grants a participation in, or otherwise transfers all or part of the obligations of the Borrower to such Lender Party, such Lender Party agrees to notify each of the Administrative Agent and the Borrower of the percentage amount in which it is no longer the beneficial owner of obligations of the Borrower to such Lender Party. To the extent of such percentage amount the Administrative Agent will treat such Lender Party's IRS Form 1001 as no longer valid and, in the case of a participation, such Lender Party agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Internal Revenue Code.

        (h) If any Lender Party claiming exemption from United States withholding tax by filing IRS Form 4224, or any successor or other form prescribed by the Internal Revenue Service, with the Administrative Agent sells, assigns, grants a participation in, or otherwise offers all or part of the obligations of the Borrower to such Lender Party, such Lender Party agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Internal Revenue Code.

        (i) If the Internal Revenue Service or any other governmental authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender Party (because the appropriate form was not delivered or was not properly executed, or because such Lender Party failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender Party shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, together with all cost and expenses (including Attorney Costs). The obligation of the Lender Parties under this subsection shall survive the payment of all obligations and the resignation or replacement of the Administrative Agent.

               SECTION 2.15. Sharing of Payments, Etc. If any Lender Party shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances owing to it (other than pursuant to Section 2.11, 2.14, 2.17(b), 2.18, 2.20 or 8.04(d)) in excess of its ratable share of payments on account of the Advances obtained by all the Lender Parties, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Advances owing to them as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each Lender Party shall be rescinded and such Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (i) the amount of such Lender Party's required repayment to
(ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this
Section 2.14 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such participation.

               SECTION 2.16. Use of Proceeds. The proceeds of the Advances and issuances of Letters of Credit shall be available (and the Borrower agrees that it shall use such proceeds) to provide working capital for the Borrower and for general corporate purposes of the Borrower and its Subsidiaries.

               SECTION 2.17. Extension of Termination Date. (a) At least 30 days but not more than 120 days prior to any Anniversary Date, the Borrower, by written notice to the Administrative Agent, may request an extension of the Termination Date in effect at such time by one calendar year from the then scheduled Termination Date. The Administrative Agent shall promptly notify each Lender Party of such request, and each Lender Party shall, not later than 15 days after the date of such extension request, notify the Borrower and the Administrative Agent in writing as to whether such Lender Party will consent to such extension, which consent shall be in such Lender Party's sole discretion. If any Lender Party shall fail to notify the Administrative Agent and the Borrower in writing of its consent to any such request for extension of the Termination Date within 15 days after the date of such extension request, such Lender Party shall be deemed to be a Non-Consenting Lender with respect to such request. The Administrative Agent shall notify the Borrower not later than 15 days prior to such Anniversary Date of the decision of each Lender Party regarding the Borrower's request for an extension of the Termination Date.

        (b) If all of the Lender Parties consent in writing to any such request in accordance with subsection (a) of this Section 2.17, the Termination Date shall, effective as at such next Anniversary Date (the "Extension Date"), be extended for one calendar year from the then scheduled Termination Date; provided that on each Extension Date, no Default shall have occurred and be continuing, or shall occur as a consequence thereof. If Lender Parties holding at least 75% of the aggregate Revolving Credit Commitments at such time consent in writing to any such request in accordance with subsection (a) of this Section 2.17, the Termination Date in effect at such time shall, effective as at the applicable Extension Date, be extended as to those Lender Parties that have so consented (each a "Consenting Lender") but shall not be extended as to any other Lender Party (each a "Non-Consenting Lender"). In the event that the Termination Date is not extended as to any Lender Party pursuant to this Section 2.17 and the Revolving Credit Commitment of such Lender Party is not assumed in accordance with subsection (c) of this Section 2.17 on or prior to the applicable Extension Date, the Commitments of such Non-Consenting Lender shall automatically terminate in whole on such unextended Termination Date and the Borrower shall repay to the Administrative Agent for the ratable account of such Non-Consenting Lenders on such unextended Termination Date the aggregate principal amount of the Revolving Credit Advances then outstanding for such Non-Consenting Lenders without any further notice or other action by the Borrower, such Lender Party or any other Person; provided that such Non-Consenting Lender's rights under Sections 2.11, 2.14, 8.04 and 8.09, and its obligations under Section 7.07, shall survive the Termination Date for such Lender Party as to matters occurring prior to such date. It is understood and agreed that no Lender Party shall have any obligation whatsoever to agree to any request made by the Borrower for any extension of the Termination Date.

        (c) If Lender Parties holding at least 75% of the aggregate Revolving Credit Commitments at any time consent to any such request pursuant to subsection (a) of this Section 2.17, the Borrower may arrange for one or more Consenting Lenders or, to the extent that the Consenting Lenders decline to assume any Non-Consenting Lender's Revolving Credit Commitment, other Eligible Assignees (each such Consenting Lender or Eligible Assignee that accepts an offer to assume a Non-Consenting Lender's Revolving Credit Commitment as of the applicable Extension Date being an "Assuming Lender") to assume, effective as of the Extension Date, any Non-Consenting Lender's Revolving Credit Commitment and all of the obligations of such Non-Consenting Lender under this Agreement thereafter arising, and for such Non-Consenting Lender to assign, effective as of the Extension Date, the Advances owing to it at such time and all of its rights under the Loan Documents then existing or thereafter arising to such

Assuming Lender or Lenders, in each case without recourse to or warranty by, or expense to, such Non-Consenting Lender; provided, however, that the aggregate amount of Revolving Credit Commitments shall not exceed $400,000,000 unless the Lender Parties holding 100% of the aggregate Commitments at such time consent to such request, provided further, however, that, in the case of each Non-Consenting Lender, the aggregate amount of the Revolving Credit Commitment of any such Assuming Lender as a result of such assumption and assignment shall in no event be less than $10,000,000 unless the amount of the Revolving Credit Commitment of such Non-Consenting Lender is less than $10,000,000, in which case such Assuming Lender shall assume all of such lesser amount; and provided further that, in the case of each Non-Consenting Lender:

               (i) any Assuming Lender or Lenders assuming such Non-Consenting Lender's Revolving Credit Commitment pursuant to an Assumption Agreement shall have paid to such Non-Consenting Lender the aggregate principal amount of the outstanding Advances, if any, owing to such Non-Consenting Lender;

               (ii) the Borrower shall have paid to the Administrative Agent for the account of such Non-Consenting Lender: (A) all interest accrued and unpaid to the effective date of such Assumption Agreement payable on the outstanding Advances, if any, owing to such Non-Consenting Lender, (B) all accrued and unpaid commitment or other fees owing to such Non-Consenting Lender as of the effective date of such Assumption Agreement and (C) all additional costs, reimbursements, expense reimbursements and indemnities (including breakage costs under Section 8.04) payable to such Non-Consenting Lender under the Loan Documents, and all other accrued and unpaid amounts owing to such Non-Consenting Lender under the Loan Documents, as of the effective date of such assignment and assumption; and

               (iii) with respect to any such Assuming Lender, the applicable processing and recordation fee required under Section 8.07(a) for such assignment shall have been paid to the Administrative Agent;

provided still further that, notwithstanding the foregoing, such Non-Consenting Lender's rights under Sections 2.11, 2.14, 8.04 and 8.09, and its obligations under Section 7.07, shall survive such assumption and assignment as to matters arising or events occurring prior to the date of such assumption and assignment. At least three Business Days prior to any Extension Date, (A) each such Assuming Lender, if any, shall have delivered to the Borrower and the Administrative Agent an assumption agreement, in form and substance satisfactory to the Borrower and the Administrative Agent (an "Assumption Agreement"), duly executed by such Assuming Lender, such Non-Consenting Lender, the Borrower and the Administrative Agent, (B) any such Consenting Lender shall have delivered confirmation in writing satisfactory to the Borrower and the Administrative Agent confirming its consent to the proposed extension of the Termination Date,
(C) each Non-Consenting Lender being replaced pursuant to this Section 2.17 shall have delivered to the Administrative Agent any Note or Notes, if any, held by such Non-Consenting Lender and (D) the Borrower shall have delivered to the Administrative Agent a new Note payable to the order of each Assuming Lender in a principal amount equal to the amount of the Revolving Credit Commitment assumed by such Assuming Lender (if requested by such Assuming Lender). Upon the payment or prepayment of all amounts referred to in clauses (i), (ii) and (iii) of this subsection (c) of the immediately preceding sentence, each such Assuming Lender, as of the Extension Date, will be substituted for such Non-Consenting Lender under this Agreement and shall be a Lender Party for all purposes of this Agreement, without any further acknowledgment by or the consent of the other Lender Parties, and the obligations of each such Non-Consenting Lender hereunder shall, by the provisions hereof, be released and discharged.

        (d) If all of the Lender Parties (after giving effect to any assumption and assignments pursuant to this Section 2.17) consent in writing to a requested extension (whether by execution and delivery of an Assumption Agreement or otherwise) not later than one Business Day prior to such Extension Date, the Administrative Agent shall so notify the Borrower, and, so long as no Default shall have occurred and be continuing as of such Extension Date, or shall occur as a consequence thereof, the Termination Date then in effect shall be extended for the additional one year period described in subsection (a) of this Section 2.17, and all references in this Agreement, and in the Notes, if any, to the "Termination Date" shall, with respect to each Consenting Lender and each Assuming Lender for such Extension Date, refer to the Termination Date as so extended. Promptly following each Extension Date, the Administrative Agent shall notify the Lender Parties (including, without limitation, each Assuming Lender) of the extension of the scheduled Termination Date in effect immediately prior thereto and shall thereupon record in the Register the relevant information with respect to each such Consenting Lender and each such Assuming Lender.

               SECTION 2.18. Substitution of Lenders. In the event (a) the obligation of any Lender to make or maintain Eurodollar Rate Advances has been suspended pursuant to Section 2.08(b), (b) any Lender has demanded compensation under Section 2.11, 2.12, 2.14 or 2.20, which compensation increases the effective lending rate of such Lender in excess of the effective lending rate of the other Lenders, or (c) any Lender shall be a Defaulting Lender, then and in any such event, the Borrower may substitute for such Lender (the "Affected Lender") another financial institution, which financial institution shall be an Eligible Assignee, for such Lender to assume the Commitment of such Affected Lender and to purchase the Note, if any, of such Affected Lender hereunder in accordance with Section 8.07. Such assumption and purchase shall be effected by execution and delivery by such Affected Lender and such replacement Lender of an Assignment and Acceptance, and shall otherwise be made in the manner described in Section 8.07, provided that the Affected Lender's obligation to so assign and sell its Commitment and Note, if any, shall be subject to the condition that all amounts owing to such Affected Lender (including, without limitation, principal, accrued and unpaid interest and fees, and all amounts owing to such Affected Lender under Sections 2.11, 2.12, 2.14 and 8.04) shall have been paid in full; provided that such Non-Consenting Lender's rights under Sections 2.11, 2.14 and 8.04, and its obligations under Section 7.07, shall survive the Termination Date for such Lender Party as to matters occurring prior to such date.

               SECTION 2.19. Evidence of Debt. (a) Each Lender Party shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender Party from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Borrower agrees that upon notice by any Lender Party to the Borrower (with a copy of such notice to the Administrative Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender Party to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender Party, the Borrower shall promptly execute and deliver to such Lender Party, with a copy to the Administrative Agent, a promissory note or other evidence of indebtedness, in the form of Exhibit A hereto or in form and substance reasonably satisfactory to the Borrower and such Lender Party (each a "Note"), payable to the order of such Lender in a principal amount equal to the Revolving Credit Commitment of such Lender.

               (b) The Register maintained by the Administrative Agent pursuant to Section 8.07(d) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it,
(iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iv) the amount of any sum received by the Administrative Agent from the Borrower hereunder and each Lender's share thereof.

               (c) Entries made in good faith by the Administrative Agent in the Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement.

               SECTION 2.20. Additional Interest on Eurodollar Rate Advances. The Borrower shall pay to each Lender Party, so long as such Lender Party shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such Lender Party, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such Interest Period, payable on each date on which interest is payable on such Advance. Such additional interest shall be determined by such Lender Party and notified to the Borrower through the Administrative Agent.

               SECTION 2.21. Presentation of Claims; Certificates. Each Lender Party will, within 180 days after obtaining knowledge of any event occurring after the date hereof, which would entitle such Lender Party to compensation pursuant to Section 2.11, 2.12, 2.14 or 2.20 (each a "Triggering Event"), notify the Borrower and the Administrative Agent of such Triggering Event. Notwithstanding any other provision of this Agreement, no Lender Party shall be entitled to any compensation pursuant to any such section in respect of any Triggering Event (a) for any period of time in excess of 180 days prior to such notice or (b) for any period prior to such notice if such Lender Party shall not have given notice within 180 days of the date such Triggering Event shall have been enacted, promulgated, adopted or issued in definitive final form, except to the extent such Triggering Event is retroactive. Any Lender Party claiming reimbursement or compensation under any such Section shall deliver to the Borrower, with a copy to the Administrative Agent, a certificate setting forth in reasonable detail such claimed amount and such certificate shall be conclusive and binding for all purposes, absent manifest error.

                                   ARTICLE III

                     CONDITIONS TO EFFECTIVENESS AND LENDING

               SECTION 3.01. Conditions Precedent to Effectiveness of Section
2.01. Section 2.01 of this Agreement shall become effective on and as of the first date (the "Effective Date") on which the following conditions precedent have been satisfied:

               (a) There shall have occurred no Material Adverse Change since September 28, 1997.

               (b) There shall exist no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that
        (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated hereby.

               (c) All governmental and third party consents and approvals necessary in connection with the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Initial Lenders and the Initial Issuing Bank) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Initial Lenders and the Initial Issuing Bank that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

               (d) The Borrower shall have notified each Initial Lender, the Initial Issuing Bank and each Agent in writing as to the proposed Effective Date.

               (e) The Borrower shall have paid all accrued fees of the Agents, Arrangers and Lender Parties and the accrued fees and expenses of counsel to the Agents.

               (f) On the Effective Date, the following statements shall be true and the Documentation Agent shall have received for the benefit of each Lender Party a certificate signed by a duly authorized officer of the Borrower, dated the Effective Date, stating that:

                        (i) The representations and warranties contained in
                Section 4.01 are correct on and as of the Effective Date, and

                        (ii) No event has occurred and is continuing that
                constitutes a Default.

               (g) The Agents shall have received on or before the Effective Date the following, each dated such day, in form and substance satisfactory to the Agents and (except for the Notes, if any) in sufficient copies for each of the Initial Lenders and the Initial Issuing Bank:

                        (i) The Notes, if any, to the order of the Initial
                Lenders that have requested Notes, respectively.

                        (ii) Certified copies of the resolutions of the Board of
                Directors of the Borrower approving each Loan Document, and of the certificate of incorporation and the bylaws of the

                Borrower and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Loan Documents.

                        (iii) A certificate of the Secretary or an Assistant
                Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents and the other documents to be delivered hereunder.

                        (iv) Certified copies of the Related Documents.

                        (v) A favorable opinion of Cooley Godward LLP, counsel
                for the Borrower, substantially in the form of Exhibit D hereto and as to such other matters as any Initial Lenders or the Initial Issuing Bank through the Documentation Agent may reasonably request.

                        (vi) A favorable opinion of Shearman & Sterling, counsel
                for the Agents, in form and substance satisfactory to the Agents.

               SECTION 3.02. Conditions Precedent to Each Borrowing and Issuance. The obligation of each Lender Party to make an Advance (other than a Letter of Credit Advance made by an Issuing Bank or a Lender pursuant to Section 2.03(c)) on the occasion of each Borrowing (including the initial Borrowing) and the obligation of each Issuing Bank to issue a Letter of Credit (including the initial issuance) or renew a Letter of Credit shall be subject to the conditions precedent that the Effective Date shall have occurred and on the date of such Borrowing or issuance or renewal (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing or Request for Letter of Credit Issuance or notice of renewal and the acceptance by the Borrower of the proceeds of such Borrowing or of such Letter of Credit or the renewal of such Letter of Credit shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing or issuance or renewal such statements are true):

               (i) the representations and warranties contained in Section 4.01 are correct on and as of such date, before and after giving effect to such Borrowing or issuance or renewal and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of the Borrowing or issuance or renewal, in which case as of a such specific date, and

               (ii) no event has occurred and is continuing, or would result from such Borrowing or issuance or renewal or from the application of the proceeds therefrom, that constitutes a Default;

and (b) the Administrative Agent shall have received such other approvals, opinions or documents as to material matters (in the reasonable determination of the Administrative Agent) as any Lender Party through the Administrative Agent may reasonably request.

               SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Documentation Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender Party prior to the date that the Borrower, by notice to the Lender Parties, designates as the proposed Effective Date, specifying its objection thereto. The Documentation Agent shall promptly notify the Lender Parties of the occurrence of the Effective Date.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

               SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

               (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals and all intellectual property) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

               (b) (i) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Restricted Subsidiaries and Unrestricted Subsidiaries of the Borrower, showing as of the date hereof (as to each such Restricted Subsidiary and each such Unrestricted Subsidiary), the jurisdiction of its incorporation or organization and the percentage of the outstanding shares (or other ownership interest, as applicable) owned (directly or indirectly) by the Borrower as of the date hereof.

                      (ii) Each Subsidiary of the Borrower (other than those
               identified as partnerships on Schedule 4.01(b) hereto) (x) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (y) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                      (iii) Each of those identified as partnerships on Schedule
               4.01(b) hereto (x) is a partnership duly organized under the laws of its jurisdiction of organization, (y) has all requisite partnership power and authority (including, without limitation, all governmental licenses, periods and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

               (c) The execution, delivery and performance by the Borrower of this Agreement and each other Loan Document, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower.

               (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Borrower of this Agreement or any other Loan Document, except for those authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) hereto, all of which have been duly obtained, taken, given or made and are in full force and effect.

               (e) This Agreement has been, and each other Loan Document when delivered hereunder will have been, duly executed and delivered by the Borrower. This Agreement is, and each other Loan Document when delivered hereunder will be, the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

               (f) The Consolidated balance sheet of the Borrower and its Subsidiaries as at September 28, 1997, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Price Waterhouse LLP, independent public accountants, duly certified by the chief financial officer of the Borrower, together with a certificate of said officer stating that such information is accurate and correct in all material respects, copies of which have been furnished to each Lender Party, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as at such date and the Consolidated results of the operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied. Since September 28, 1997, there has been no Material Adverse Change.

               (g) There is no pending action, suit, investigation, litigation or proceeding against or, to the best of the Borrower's knowledge, otherwise affecting the Borrower or any of its Subsidiaries or, to the best of the Borrower's knowledge, threatened action, suit, investigation, litigation or proceeding affecting the Borrower of any of its Subsidiaries, including without limitation, any Environmental Action, before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement or any other Loan Document or the consummation of the transactions contemplated hereby.

               (h) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

               (i) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan.

               (j) As of the last annual actuarial valuation date, the funded current liability percentage, as defined in Section 302(d)(8) of ERISA, of each Plan exceeds 90% and there has been no material adverse change in the funding status of any such Plan since such date.

               (k) Neither the Borrower nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan.

               (l) Neither the Borrower nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

               (m) Except as set forth in the financial statements referred to in this Section 4.01 and in Section 5.03, the Borrower and its Subsidiaries have no material liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

               (n) (i) Except where it would not be reasonably likely to result in a Material Adverse Effect, the operations and properties of the Borrower and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits, all past non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs, and no circumstances exist that would be reasonably likely to (A) form the basis of an Environmental Action against the Borrower or any of its Subsidiaries or any of their properties that could have a Material Adverse Effect or (B) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that could have a Material Adverse Effect.

                      (ii) None of the properties currently or, to the best of
               the Borrower's knowledge, formerly owned or operated by the Borrower or any of its Subsidiaries is listed or proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("NPL") or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency ("CERCLIS") or any analogous foreign, state or local list or, to the best knowledge of the Borrower, is adjacent to any such property; there are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed of on any property currently owned or operated by the Borrower or any of its Subsidiaries or, to the best of its knowledge, on any property formerly owned or operated by the Borrower or any of its Subsidiaries that would be reasonably likely to result in a Material Adverse Effect; there is no asbestos or asbestos-containing material on any property currently owned or operated by the Borrower or any of its Subsidiaries that would be reasonably likely to result in a Material Adverse Effect; and Hazardous Materials have not been released, discharged or disposed of on any property currently or, to the best of the Borrower's knowledge, formerly owned or operated by the Borrower or any of its Subsidiaries or, to the best of its knowledge, any adjoining property that would be reasonably likely to result in a Material Adverse Effect.

                      (iii) Neither the Borrower nor any of its Subsidiaries is
               undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law that would be reasonably likely to result in a Material Adverse Effect; and all Hazardous Materials generated, used, treated, handled or stored at or transported to or from any property currently or, to the best of the Borrower's knowledge, formerly owned or operated by the Borrower or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in a Material Adverse Effect.

               (o) The Borrower and each of its Restricted Subsidiaries is in compliance, in all material respects, with all applicable laws, rules, regulations and orders and all agreements or instruments evidencing Debt and other material agreements, in each case by which any of them or their properties is bound except in any case where the failure to so comply, either individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

               (p) Neither the Borrower nor any of its Subsidiaries is an "investment company", an "affiliated person" of an "investment company", or a "promoter" or "principal underwriter" for an "investment company", as such terms are defined the Investment Company Act of 1940, as amended. Neither the making of any Advances nor the application of the proceeds therefrom or repayment thereof by the Borrower, nor the consummation of the transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the SEC thereunder.

               (q) There are no Liens of any nature whatsoever on any properties of the Borrower or any of its Restricted Subsidiaries other than Liens permitted under Section 5.02(a).

               (r) The Borrower and each of its Subsidiaries have filed, have caused to be filed or have been included in all tax returns (federal, state, local and foreign) that are, to the best of the Borrower's knowledge after undertaking due diligence and inquiry in any jurisdiction in which the Borrower has reason to believe it may be currently subject to taxation (it being understood that the Borrower and its Restricted Subsidiaries are under an absolute obligation to undertake such due diligence and inquiry in each such jurisdiction), required to be filed or, in the case of income taxes, that are similarly required to be filed and where the failure to do so would cause the imposition of a penalty or interest, and in each case have paid all taxes shown thereon to be due, together with applicable interest and penalties.

               (s) Set forth on Schedule 4.01(s) hereto is a complete and accurate list, as of the date hereof, of all issued patents, trademarks, trade names, parties to CDMA license agreements, registered service marks and registered copyrights of the Borrower and each of its Subsidiaries, showing as of the date hereof, the U.S.
        registration numbers where applicable.

               (t) Set forth on Schedule 4.01(t) hereto is a complete and accurate list, as of the date hereof, of all real property owned or leased by the Borrower or any of its Restricted Subsidiaries with a book value of $1 million or more or, where no book value is available, with an annual rent greater than $500,000, in each case, showing as of the date hereof the street address, county or other relevant jurisdiction or state, and with respect to any lease, the lessor, lessee, expiration date and annual rental cost thereof. Each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms.

               (u) Set forth on Schedule 4.01(u) hereto is a complete and accurate list as of the date hereof of all categories of Existing Debt and each individual item of Existing Debt that has a stated value of $5 million or more and, in each case, the amount thereof.

               (v) Set forth on Schedule 4.01(v) hereto is a complete and accurate list of all existing equity capital Investments of the Borrower and its Restricted Subsidiaries.

                                    ARTICLE V

                            COVENANTS OF THE BORROWER

               SECTION 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

               (a) Compliance with Laws, Etc. Comply, and cause each of its Restricted Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and Environmental Laws as provided in Section 5.01(j).

               (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Restricted Subsidiaries to pay and discharge, before the same shall become delinquent, any and all amounts that either on an individual basis or in the aggregate equal or exceed $50,000 and that are attributable to (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Borrower nor any of its Restricted Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

               (c) Maintenance of Insurance. Maintain, and cause each of its Restricted Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Restricted Subsidiary operates.

               (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Restricted Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Borrower and its Restricted Subsidiaries may consummate any merger or consolidation permitted under
        Section 5.02(b) and provided further that neither the Borrower nor any of its Restricted Subsidiaries shall be required to preserve any right or franchise if the Board of Directors of the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Restricted Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower and the Restricted Subsidiaries taken as a whole or the Lender Parties.

               (e) Visitation Rights. At any reasonable time and from time to time, but in all cases during the Borrower's normal business hours and upon reasonable notice, permit any Agent or any of the Lender Parties or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Restricted Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Restricted Subsidiaries with any of their Responsible Officers and, upon 5 Business Days' notice to a Responsible Officer, any of the officers of the Borrower or its Restricted Subsidiaries and with their independent certified public accountants as may reasonably be necessary to discuss the affairs, finances and accounts of the Borrower and any of its Restricted Subsidiaries.

               (f) Keeping of Books. Keep, and cause each of its Restricted Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Restricted Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

               (g) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Restricted Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

               (h) Transactions with Affiliates. Conduct, and cause each of its Restricted Subsidiaries to conduct, all transactions otherwise permitted under this Agreement with any of their Affiliates on terms that are fair and reasonable and no less favorable to the Borrower or such Restricted Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate (it being understood that for purposes of this clause (h), an "arm's-length transaction" includes a transaction which is (A) commercially reasonable, (B) conducted in the ordinary course of business of such Borrower or such Restricted Subsidiary and
        (C) consistent with past business practices of such Borrower or such Restricted Subsidiaries).

               (i) Reporting Requirements. Furnish to the Administrative Agent for distribution promptly to the Lender Parties:

                        (i) as soon as available and in any event within 50 days
                after the end of each of the first three quarters of each fiscal year, a Consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of the end of such quarter and Consolidated statements of income and cash flows of the Borrower and its Restricted Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to year-end audit adjustments) by a Responsible Officer of the Borrower as having been prepared in accordance with generally accepted accounting principles and a certificate of the chief financial officer of the Borrower (in the form of Exhibit E hereto) as to compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with Section 5.03, provided that, in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.03, a statement of reconciliation conforming such financial statements to GAAP;

                        (ii) as soon as available and in any event within 100
                days after the end of each fiscal year, a copy of the audited annual report for such year for the Borrower and its Consolidated Subsidiaries, and a Consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of the end of such fiscal year and Consolidated statements of income and cash flows of the Borrower and its Restricted Subsidiaries for such fiscal year, and, in the case of the audited annual report, accompanied by an unqualified opinion by Price Waterhouse LLP or other independent public accountants acceptable to the Required Lenders, together with a certificate of a Responsible Officer of the Borrower (in the form of Exhibit E hereto) as to compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with
                Section 5.03 provided that, in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.03, a statement of reconciliation conforming such financial statements to GAAP;

                        (iii) as soon as available and in any event no later
                than 90 days after the end of each fiscal year, forecasts prepared by management of the Borrower, in form satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements of the Borrower and its Restricted Subsidiaries on a quarterly basis for the fiscal year following such fiscal year then ended and on an annual basis for each fiscal year thereafter until the Termination Date;

                        (iv) within five days after the Borrower knows or should
                know of the occurrence of each Default continuing on the date of such statement, a statement of the chief financial officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto;

                        (v) promptly after the filing thereof, copies of all
                material reports and registration statements that the Borrower or any Subsidiary files with the Securities and Exchange Commission;

                        (vi) promptly after the commencement thereof, notice of
                all actions and proceedings before any court, governmental agency or arbitrator affecting the Borrower or any of its Restricted Subsidiaries of the type described in Section 4.01(g);

                        (vii) (A) promptly and in any event within 20 days after
                the Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of a Responsible Officer of the Borrower describing such ERISA Event and the action, if any, that the Borrower or such ERISA Affiliate has taken and proposes to take with respect thereto and (B) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to
                Section 4010 of ERISA, a copy of such records, documents and information;

                        (viii) promptly and in any event within three Business
                Days after receipt thereof by the Borrower or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

                        (ix) promptly and in any event within 30 days after the
                receipt thereof by the Borrower or any ERISA Affiliate, a copy of the annual actuarial report for each Plan the funded current liability percentage (as defined in Section 302(d)(8) of ERISA) of which is less than 90% or the unfunded current liability of which exceeds $5,000,000;

                        (x) promptly and in any event within five Business Days
                after receipt thereof by the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (A) the imposition of Withdrawal Liability by any such Multiemployer Plan, (B) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (C) the amount of liability incurred, or that may be incurred, by the Borrower or any ERISA Affiliate in connection with any event described in clause (A) or (B);

                        (xi) promptly after the assertion or occurrence thereof,
                notice of any Environmental Action against or of any noncompliance by the Borrower or any of its Subsidiaries with any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect;

                        (xii) promptly after the occurrence thereof, notice of
                any change in the Public Debt Rating of the Borrower; and

                        (xiii) such other information respecting the Borrower or
                any of its Subsidiaries as any Lender Party through the Administrative Agent may from time to time reasonably request.

               (j) Compliance with Environmental Laws. Comply, and cause each of its Restricted Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew and cause each of its Restricted Subsidiaries to obtain and renew all material Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Restricted Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws that would be reasonably likely to have a Material Adverse Effect; provided, however, that neither the Borrower nor any of its Restricted Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

               SECTION 5.02. Negative Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will not:

               (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Restricted Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Restricted Subsidiaries to assign, any right to receive income, other than:

                        (i) Permitted Liens;

                        (ii) purchase money Liens (including mortgages) upon or
                in any real property or equipment acquired or held by the Borrower or any Restricted Subsidiary in the ordinary course of business to secure the purchase price of such property or equipment or inventory or to secure Debt incurred solely for the purpose of financing the acquisition of such property or equipment or inventory, or Liens existing on such property or equipment at the time of its acquisition (other than any such Liens created in contemplation of such acquisition that were not incurred to finance the acquisition of such property or equipment or inventory) or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any properties of any character other than the real property or equipment or inventory being acquired, and no such extension, renewal or replacement shall extend to or cover any properties not theretofore subject to the Lien being extended, renewed or replaced;

                        (iii) the Liens existing on the Effective Date and
                described on Schedule 5.02(a) hereto;

                        (iv) Liens on property of a Person existing at the time
                such Person is merged into or consolidated with the Borrower or any Restricted Subsidiary of the Borrower or becomes a Restricted Subsidiary of the Borrower; provided that such Liens are otherwise permitted under this Section 5.02(a) and were not created in contemplation of such merger, consolidation or acquisition and do not extend to any assets other than those of the Person so merged into or consolidated with the Borrower or such Restricted Subsidiary or acquired by the Borrower or such Restricted Subsidiary;

                        (v) Liens arising in connection with Capitalized Leases;
                provided that no Lien shall extend to or cover any assets other than the assets subject to such Capitalized Leases;

                        (vi) Liens on rights to receive payment owing under
                Vendor Loans, accounts receivable, royalty payments under license agreements arising solely in connection with the financing, sale or other disposition of such Vendor Loans, accounts receivable or royalty payments under license agreements pursuant to Section 5.02(e)(v);

                        (vii) Liens on cash and Cash Equivalents in an aggregate
                amount at any time outstanding not to exceed the greater of (A) $150,000,000 and (B) 35% of all cash and Cash Equivalents held by the Borrower and its Restricted Subsidiaries in U.S. deposit or investment accounts, securing Debt permitted under Section 5.02(d)(i)(B) or (iii)(B);

                        (viii) the replacement, extension or renewal of any Lien
                permitted by clause (iii) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby;

                        (ix) Liens on equity interests, partnership interests or
                other similar ownership interests owned or otherwise held by the Borrower or its Restricted Subsidiaries in connection with the Borrower's or its Restricted Subsidiaries' Investments in the telecommunications business; and

                        (x) Liens consisting of mortgages on real property as
                security for the repayment of Debt incurred by the Borrower or its Restricted Subsidiaries as permitted hereunder.

               (b) Mergers, Etc. Merge or consolidate with or into any Person, or permit any of its Restricted Subsidiaries to do so, except that (i) any Restricted Subsidiary of the Borrower may merge or consolidate with or into any other Restricted Subsidiary of the Borrower, (ii) any Restricted Subsidiary of the Borrower may merge into the Borrower so long as the Borrower is the surviving entity, (iii) the Borrower may merge with any other Person so long as the Borrower is the surviving corporation, (iv) any Restricted Subsidiary may merge with any other Person so long as the Restricted Subsidiary is the surviving Person and
        (v) any Restricted Subsidiary may merge into another Person solely for the purpose of effecting a sale, transfer or other disposition of assets permitted under Section 5.02(e)(vii); provided, however, that, in each case, (i) no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom, (ii) the Borrower shall be in pro forma compliance (calculated based on the historical financial statements most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in Section 5.03) and (iii) the Borrower shall have furnished to the Administrative Agent a Compliance Certificate.

               (c) Accounting Changes. Make or permit, or permit any of its Restricted Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles; provided, however, that in the event the Borrower or any of its Restricted Subsidiaries makes any such change in their respective accounting policies or reporting practices as permitted hereunder, the Borrower shall promptly notify the Administrative Agent of any change that is material on an individual basis or, when aggregated with any other change or changes, is material, in each case, in reasonable detail.

               (d) Debt. Create, incur, assume or suffer to exist, or permit any of its Restricted Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

                        (i) in the case of the Borrower,

                                (A) Debt under the Loan Documents,

                                (B) Permitted Debt, provided, that immediately
                        before and after giving effect thereto, (I) no Default shall have occurred and be continuing and (II) the Borrower shall be in pro forma compliance (calculated based on the historical financial statements most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in
                        Section 5.03,

                                (C) Debt in respect of Hedge Agreements not
                        entered into for speculative purposes and designed to hedge against fluctuation in interest rates or foreign exchange rates incurred in the ordinary course of business and consistent with prudent business practice,

                                (D) additional unsecured Debt (other than Debt
                        of the type described in clause (j) of the definition of "Debt"), provided that at the time such Debt is incurred, (I) no Default shall have occurred and be continuing before or after giving effect to the incurrence of such Debt, (II) the maturity thereof is at least one year after the Termination Date in effect at the time of the incurrence of such Debt and any amortization thereof shall commence no earlier than such Termination Date, and (III) the Borrower shall be in pro forma compliance (calculated based on historical financial statements most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in Section 5.03, and

                                (E) other unsecured Debt maturing prior to one
                        year after the Termination Date incurred in the ordinary course of business aggregating not more than $15,000,000 at any time outstanding, provided, that immediately before and after giving effect thereto, (I) no Default shall have occurred and be continuing and (II) the Borrower shall be in pro forma compliance (calculated based on the historical financial statements most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in
                        Section 5.03;

                        (ii) in the case of the Borrower and its Restricted
                Subsidiaries,

                                (A) Capitalized Leases (including in connection
                        with sale-leaseback transactions) secured by Liens permitted by Section 5.02(a)(v) and Debt secured by Liens permitted by Section 5.02(a)(ii) and (x), provided that at the time such Debt is incurred,

(i) no Default shall have occurred and be continuing before or after giving effect to the incurrence of such Debt and (ii) the Borrower shall be in pro forma compliance (calculated based on historical financial statements most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in Section 5.03,

                                (B) indorsement of negotiable instruments for
                        deposit or collection or similar transactions in the ordinary course of business,

                                (C) Debt incurred in connection with the sale,
                        transfer or other disposition of Vendor Loans, accounts receivable or royalty payments under license agreements pursuant to Section 5.02(e)(v); provided that (i) no Default shall have occurred and be continuing before or after giving effect to the incurrence of such Debt and
                        (ii) the Borrower shall be in pro forma compliance (calculated based on historical financial statements, most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in Section 5.03),

                                (D) Debt existing on the Effective Date and
                        described on Schedule 4.01(u) hereto, and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, the Existing Debt, provided that the principal amount of such Existing Debt shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing, and

                                (E) Debt consisting of any Investments permitted
                        under Sections 5.02(g)(vi), (vii), (viii), (ix) and (x); provided, however, (i) no Default exists before or after giving effect to the incurrence of such Debt and (ii) the Borrower shall be in pro forma compliance (calculated based on historical financial statements, most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in Section 5.03; and

                        (iii) in the case of the Borrower's Restricted
                Subsidiaries,

                                (A) Debt owed to the Borrower or to a wholly
                        owned Restricted Subsidiary of the Borrower, and

                                (B) additional Debt (other than Debt secured by
                        capital stock of the Borrower or any of its Restricted Subsidiaries) aggregating not more than $50,000,000 outstanding at any time; provided that at the time such Debt is incurred, (i) no Default shall have occurred and be continuing before or after giving effect to the incurrence of such Debt, (ii) the Borrower shall be in pro forma compliance (calculated based on historical financial statements most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in Section 5.03 and (iii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of such Debt and of any agreement entered into and of any instrument issued in connection therewith are no less favorable in any material respect to the Borrower or the Lender Parties than the terms and conditions of this Agreement.

               (e) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of its Restricted Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets except:

                        (i) sales of inventory in the ordinary course of its
                business;

                        (ii) in a transaction authorized by Section 5.02(b)
                hereunder;

                        (iii) sales, leases, transfers or other dispositions of
                assets (A) from the Borrower to any Restricted Subsidiary for fair value and (B) from any Restricted Subsidiary to the Borrower for fair value and (C) from the Borrower or any Restricted Subsidiary to any Unrestricted Subsidiary for cash and for fair value;

                        (iv) sales, leases, transfers or other dispositions of
                assets and properties of the Borrower or any of its Restricted Subsidiaries in connection with sale-leaseback transactions otherwise permitted hereunder;

                        (v) (A) the non-recourse (except as otherwise hereunder
                permitted) sale, transfer or other disposition of Vendor Loans for cash and for fair value in the ordinary course of business of the Borrower and its Restricted Subsidiaries, (B) the non-recourse sale of international accounts receivable for cash and for fair value in the ordinary course of business of the Borrower and its Restricted Subsidiaries and (C) the non-recourse financing, sale or other disposition of royalty payments under license agreements in the ordinary course of business of the Borrower and its Restricted Subsidiaries solely in connection with securitizations in an aggregate amount under this subclause (C) not to exceed 50% of the net present value of the aggregate amount of royalty payments arising under all license agreements of the Borrower and its Restricted Subsidiaries (the calculation thereof to be determined in good faith by the Borrower using commercially reasonable assumptions);

                        (vi) sales, transfers or other dispositions of
                Investments permitted under Sections 5.02(g)(iii), (v), (vii),
                (viii), (ix) and (x);

                        (vii) in addition to the foregoing items, sales, leases,
                transfers or other dispositions of assets for fair value, provided that at least 75% of the proceeds of such sales, leases, transfers or other dispositions shall be for cash, provided that the aggregate amount of such assets sold in any fiscal year: (x) shall not exceed 25% of Total Tangible Assets calculated as at the end of the fiscal year then most recently ended and (y) shall not have generated more than 25% of the Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for the fiscal year then most recently ended;

                        (viii) any sale, transfer or disposition of capital
                assets of the Borrower or any Restricted Subsidiaries to the extent such sale constitutes the sale of obsolete or worn out property or such property which is no longer required in the operation of the Borrower's or its Restricted Subsidiaries' businesses, any liquidation sales of any discontinued, discounted or obsolete inventory; and

                        (ix) sales, leases, transfers or other dispositions of
                assets of the Borrower or any of its Restricted Subsidiaries to joint ventures permitted under Section 5.02(g)(vii) for reasonably equivalent value;

        provided, however, that with respect to clauses (ii), (iii)(B) and (C),
        (iv), (v), (vi) and (vii) above: (A) any such sale, lease, transfer or other disposition of such asset shall be for fair value, determined in good faith by the Borrower; and (B) immediately after giving effect thereto, the Borrower shall be in pro forma compliance (calculated based on historical financial statements most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in Section 5.03.

               (f) Dividends, Etc. Declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of capital stock of the Borrower, or purchase, redeem or otherwise acquire for value (or permit any of its Subsidiaries to do so) any shares of any class of capital stock of the Borrower or any warrants, rights or options to acquire any such shares, now or hereafter outstanding, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom, the Borrower may:

                       (i) purchase, redeem or otherwise acquire shares of its
               preferred stock issued pursuant to the Preferred Share Purchase Rights Plan or the Trust Convertible Preferred Securities, rights or options to acquire any such shares or Trust Convertible Preferred Securities with the proceeds received from the substantially concurrent issue of new shares of its capital stock or Debt incurred in pursuant to Section 5.02(d)(i)(D); provided, however, that (A) the issuance and sale of any such capital stock would not materially impair the rights or interests of any Agent or any Lender Party under the Loan Documents, (B) no Default exists before or after giving effect to the issuance and sale of such capital stock, and (C) the material terms, taken as a whole, of such capital stock and of any agreement entered into and of any instrument issued in connection therewith are no less favorable in any material respect to the Borrower or the Lender Parties than the terms and conditions of this Agreement;

                      (ii) declare and pay cash dividends to the holders of its
               preferred stock issued pursuant to the Preferred Share Purchase Rights Plan or holders of the Trust Convertible Preferred Securities, in each case, as in effect on the date hereof, to the extent permitted under applicable law, solely out of (A) net income of the Borrower and its Restricted Subsidiaries, arising after September 28, 1997 and computed on a cumulative Consolidated basis or (B) cash and Cash Equivalents owned by the Borrower at the time of such payment at such time in excess of
               (x) the aggregate principal amount of all Advances then outstanding, (y) all interest thereon and (z) all other amounts then due and payable under the Loan Documents;

                      (iii) purchase shares of capital stock of the Borrower
               through a variety of ways, including, but not limited to (A) purchasing such stock in the open market or in private transactions, (B) selling and/or buying put and/or call options directly or indirectly on such stock, (C) entering into forward contracts to purchase such stock at specified future dates, and
               (D) entering into any combination of the foregoing; provided, however, that each such purchase shall be made in nonspeculative transactions approved in good faith by the Borrower's board of directors; and provided further, however, that the aggregate settlement price for all such purchases valued at the time of settlement of such purchases, net of any premiums received by the Borrower, shall not exceed the greater of $100,000,000 or the aggregate amount of 15% of cash and Cash Equivalents owned by the Borrower and its Restricted Subsidiaries at such time; and

                      (iv) the Borrower and its Restricted Subsidiaries may
               repurchase capital stock from employees, directors and consultants of the Borrower and its Subsidiaries pursuant to existing or future stock option plans and such other repurchase agreements approved by such Person's Board of Directors in good faith and consistent with past practices of such Person, or such other repurchase agreement pursuant to employee or consultant contracts, provided that such agreement is fair, reasonable and in the ordinary course of business of the Borrower or its Restricted Subsidiaries, as the case may be;

        provided, however, that, in each such case, immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom and the Borrower shall be in pro forma compliance (calculated based on historical financial statements most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in Section 5.03.

               (g) Investments in Other Persons. Make or hold, or permit any of its Restricted Subsidiaries to make or hold, any Investment in any Person other than:

                      (i) Investments by the Borrower or its Restricted
               Subsidiaries in their Restricted Subsidiaries outstanding on the date hereof and additional investments in wholly owned Restricted Subsidiaries;

                      (ii) loans and advances to employees, directors and
               consultants in the ordinary course of the business of the Borrower and its Restricted Subsidiaries as presently conducted and other loans and advances to employees, directors and consultants of the Borrower and its Restricted Subsidiaries with the approval of the Borrower's or such Restricted Subsidiary's board of directors;

                      (iii) Investments in Cash Equivalents;

                      (iv) Investments consisting of intercompany Debt permitted under Section 5.02(d)(iii)(A);

                      (v) Investments received in connection with the bankruptcy or reorganization of suppliers and customers and the compromise or settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                      (vi) other Investments (direct or indirect) in suppliers,
               operators, customers and manufacturers in connection with customer and vendor financing in the ordinary course of business and consistent with past practices; provided that any such business acquired or invested in shall be in the same or similar line of business as the business of the Borrower or any of its Restricted Subsidiaries' existing telecommunications, logistics, software, wireless data transmission or similar businesses, or in the wireless operations business;

                      (vii) Investments in joint ventures, provided that any
               such business acquired or invested in shall be in the same or similar line of business as the business of the Borrower or any of its Restricted Subsidiaries' existing telecommunications, logistics, software, wireless data transmission or similar businesses, or in the wireless operations business;

                      (viii) existing Investments as described on Schedule
               4.01(v) hereto;

                      (ix) Investments in special purpose Restricted
               Subsidiaries formed to effect acquisitions otherwise permitted hereunder or Investments described in (vi) and (vii) of this
               Section 5.02(g); and

                      (x) other Investments not otherwise described in this
               Section 5.02(g), provided that the original cost of such Investments made does not exceed, in the aggregate, $25,000,000 in any fiscal year or, if less than such amount is invested in any fiscal year, the unused portion of such amount may be carried over to succeeding fiscal years to increase the amount otherwise permitted in subsequent fiscal years;

        provided, however, with respect to clauses (v), (vi), (vii), (ix) and
(x) above,

                      (i) no Default exists before or after giving effect to the making of such Investment,

                      (ii) the Borrower shall be in pro forma compliance
               (calculated based on historical financial statements most recently furnished or required to be furnished pursuant to
               Section 5.01(i)) with the covenants set forth in Section 5.03, and

                      (iii) any such Investment shall be for fair value as
               determined in good faith by the Borrower.

               (h) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof (it being understood that for purposes of this clause (h) its business includes existing telecommunications, logistics, software, wireless data transmission and similar businesses and in the wireless operations business).

               (i) Prepayments, Etc. of Debt. (i) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, other than (A) the prepayment of the Advances in accordance with the terms of this Agreement, (B) regularly scheduled or required repayments or redemptions or refinancing of the Existing Debt set forth on Schedule 4.01(u) hereto, (C) purchases, redemptions or other acquisitions of the Trust Convertible Preferred Securities and securities issued pursuant to the Preferred Share Purchase Rights Plan and other securities permitted to be issued pursuant to Section 5.02(f) or 5.02(d)(i)(D); provided, however, that in the case of this subsection
        (C), the Borrower uses the proceeds of a previous or concurrent issuance of other capital stock permitted under Section 5.02(f) hereunder to purchase, redeem or otherwise acquire such Trust Convertible Preferred Securities or other securities, (D) the prepayment of Debt permitted under Section 5.02(d), provided that such Debt is prepaid or refinanced simultaneously therewith and the material terms, taken as a whole, of such new Debt refinancing the existing Debt and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the

        Borrower or the Lender Parties than the terms and conditions of this Agreement, and (E) the prepayment of Debt consisting of Capital Leases or (ii) amend, modify or change in any manner any term or condition of any Debt which could adversely affect the interest or rights of the Agents or the Lender Parties, or permit any of its Restricted Subsidiaries to do any of the foregoing.

               (j) Designation of Restricted and Unrestricted Subsidiaries. (i) Designate a Subsidiary, in connection with an acquisition permitted under Section 5.02(g) or a sale, transfer, lease or other disposition of assets permitted under Section 5.02(e)(vii) as an Unrestricted Subsidiary, or redesignate an Unrestricted Subsidiary as a Restricted Subsidiary, unless, in either case, immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom and the Borrower shall be in pro forma compliance (calculation based on historical financial statements most recently furnished or required to be furnished pursuant to Section 5.01(i)) with the covenants set forth in Section 5.03, or (ii) redesignate a Restricted Subsidiary as an Unrestricted Subsidiary.

               (k) Amendment, Etc. of Related Documents. Cancel or terminate any Related Document or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any term or condition of any Related Document or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of any Related Document, agree in any manner to any other amendment, modification or change of any term or condition of any Related Document or take any other action in connection with any Related Document that, in each case, would impair, in any material respect, the value of the interest or rights of the Borrower thereunder or that would impair, in any material respect, the rights or interest of the Agents or any Lender Party, or permit any of its Subsidiaries to do any of the foregoing.

               SECTION 5.03. Financial Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

               (a) Total Debt/Total Capitalization. Maintain at the end of each fiscal quarter a ratio of Total Debt to Total Capitalization of not more than [*].

               (b) Leverage Ratio. Maintain at the end of each fiscal quarter a ratio of Total Debt as at such date to EBITDA for the four consecutive fiscal quarter period ending on such date of not greater than [*].

               (c) Interest Coverage Ratio. Maintain at the end of each fiscal quarter a ratio of EBITDA to Interest Expense, in each case for the four consecutive fiscal quarter period ending on such date, at least [*].


                                   ARTICLE VI

                                EVENTS OF DEFAULT

               SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

               (a) The Borrower shall fail to pay any principal of any Advance when the same becomes due and payable; or the Borrower shall fail to pay any interest on any Advance or make any other payment of fees or other amounts payable under the Loan Documents within three Business Days after the same becomes due and payable; or

               (b) Any representation or warranty made or deemed made by the Borrower herein or by the Borrower (or any of its officers) in connection with the Loan Documents shall prove to have been incorrect in any material respect when made; or



* CONFIDENTIAL TREATMENT
  REQUESTED

               (c) (i) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(c), (d), (g) or (i),
        5.02 or 5.03, or (ii) the Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if such failure shall remain unremedied for 15 days after written notice thereof shall have been given to the Borrower by any Agent or any Lender Party; or

               (d) (i) The Borrower or any of its Restricted Subsidiaries shall fail to make any Investment in the form of a capital contribution such Person is required to make or fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal or notional amount, together with the amount of such capital contribution, of at least $30,000,000 in the aggregate (but excluding Debt outstanding hereunder) of the Borrower or such Restricted Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, payment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

                      (ii) The Borrower or any of its Subsidiaries shall fail to make any Investment in the form of a capital contribution such Person is required to make or fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal or notional amount, together with the amount of such capital contribution, of at least $50,000,000 in the aggregate (but excluding Debt outstanding hereunder) of the Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, payment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

               (e) The Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

               (f) Any judgment or order for the payment of money in excess of $30,000,000 shall be rendered against the Borrower or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

               (g) Any non-monetary judgment or order shall be rendered against the Borrower or any of its Subsidiaries that could be reasonably expected to have a Material Adverse Effect, and there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (h) (i) Any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 20% or more of the combined voting power of all Voting Stock of the Borrower; or (ii) during any period of up to 18 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such 18-month period were directors of the Borrower, together with such directors as are approved by directors who were directors at the beginning of such period, shall cease for any reason to constitute a majority of the board of directors of the Borrower; or
        (iii) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Borrower; or

               (i) Any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Borrower and the ERISA Affiliates related to such ERISA Event) exceeds $30,000,000; or

               (j) The Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $30,000,000 or requires payments exceeding $10,000,000 per annum; or

               (k) The Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Borrower and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $10,000,000; or

               (l) any provision of any Loan Document after delivery thereof pursuant to Section 3.01 shall for any reason cease to be valid and binding on or enforceable against the Borrower, or the Borrower shall so state in writing; or

               (m) there shall occur any Material Adverse Change;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the obligation of each Lender Party to make Advances (other than Letters of Credit Advances by an Issuing Bank or a Lender pursuant to Section 2.03(c)) and of each Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Advances, the Notes, if any, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, the Notes, if any, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and by notice to each party required under the terms of any agreement in support of which a Standby Letter of Credit is issued, request that all obligations under such agreement be declared to be due and payable; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (A) the obligation of each Lender Party to make Advances (other than Letters of Credit Advances by an Issuing Bank or a Lender pursuant to Section 2.03(c)) and of each Issuing Bank to issue Letters of Credit shall automatically be terminated and (B) the Advances, the Notes, if any, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

               SECTION 6.02. Actions in Respect of the Letters of Credit upon Default. If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether they are taking any of the actions described in Section
6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Agents and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim.


                                   ARTICLE VII

                                   THE AGENTS

        SECTION 7.01 Appointment and Authorization; "Agent". (a) Each Lender Party hereby irrevocably (subject to Section 7.09) appoints, designates and authorizes each Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto; provided, however, that no Agent shall be required to take any action that exposes such Agent to personal liability or that is contrary to this Agreement or applicable law. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, no Agent shall have any duties or responsibilities, except those expressly set forth herein, nor shall any Agent have or be deemed to have any fiduciary relationship with any Lender Party, and no implied covenants, functions. responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against such Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to each Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such, term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

        (b) The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time and except for so long as any Agent may agree at the request of the Required Lenders to act for such Issuing Bank with respect thereto; provided, however, that such Issuing Bank shall have all of the benefits and immunities
(i) provided to each Agent in this Article VII with respect to any acts taken or omissions suffered by such Issuing Bank in connection with Letters of Credit issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this Article VII, included such Issuing Bank with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such Issuing Bank.

               SECTION 7.02 Delegation of Duties. Each Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

               SECTION 7.03 Liability of the Agents. None of the Agent-Related Persons shall (i) be liable for any action taken or to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lender Parties for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records or the Borrower or any of the Borrower's Subsidiaries or Affiliates.

               SECTION 7.04 Reliance by the Agents. (a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, instrument, telegram, facsimile, telex, telecopier or telephone message, statement or other document or writing or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agents. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lender Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lender Parties.

        (b) Without limiting the generality of the foregoing, each Agent (i) may treat the payee of any Note, if any, as the holder thereof until, in the case of the Administrative Agent, the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender Party that is the payee of such Note, if any, as assignor, and an Eligible Assignee, as assignee, or, in the case of any other Agent, such Agent has received notice from the Administrative Agent that it has received and accepted such Assignment and Acceptance, in each case as provided in Section 8.07, (ii) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with any Loan Document; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; and (iv) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto.

        (c) For purposes of determining compliance with the conditions specified in Section 3.01, each Lender Party that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by any Agent to such Lender Party for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Party.

               SECTION 7.05 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender Party or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Article VI; provided, however, that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lender Parties.

               SECTION 7.06 Lender Party Credit Decision. Each Lender Party acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender Party. Each Lender Party represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on the financial statements referred to in Section 4.01 and such other documents, and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender Party also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lender Parties by each Agent, no Agent shall have any duty or responsibility to provide any Lender Party with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Agent-Related Persons.

               SECTION 7.07 Indemnification of Agents. (a) Whether or not the transactions contemplated hereby are consummated, each Lender Party shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Lender Party shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender Party shall reimburse the Agents upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agents in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agents are not reimbursed for such expenses by or on behalf of the Borrower.

        (b) Each Lender Party severally agrees to indemnify each Issuing Bank (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Notes, if any, then held by each of them (or if no Notes are at the time outstanding or if any Notes are held by Persons that are not Lender Parties, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Issuing Bank in any way relating to or arising out of this Agreement or any action taken or omitted by such Issuing Bank under this Agreement (collectively, the "Issuing Bank Indemnified Costs"), provided that no Lender Party shall be liable for any portion of the Issuing Bank Indemnified Costs resulting from such Issuing Bank's gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender Party agrees to reimburse each Issuing Bank promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by such Issuing Bank in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that such Issuing Bank is not reimbursed for such expenses by the Borrower.

        (c) In the case of any investigation, litigation or proceeding giving rise to any Agent's Indemnified Liabilities or Issuing Bank's Indemnified Costs, this Section 7.07 applies whether any such investigation, litigation or proceeding is brought by any Agent, any Lender Party or a third party. Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement, obligations and undertaking of each Lender Party contained in this Section 7.07 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents and the resignation or replacement of the Agents.

               SECTION 7.08 Agent in Individual Capacity. Each of BankAmerica, Citibank and their Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Affiliates as though each of BankAmerica and Citibank were not an Agent or an Issuing Bank hereunder and without notice to or consent of the Lenders. The Lender Parties acknowledge that, pursuant to such activities, BankAmerica, Citibank or their Affiliates may receive information regarding the Borrower and its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Affiliates) and acknowledge that no such Agent shall be under any obligation to provide such information to them. With respect to its Commitment, the Advances made by it and the Note, if any, issued to it, each of BankAmerica and Citibank shall have the same rights and powers under this Agreement as any other Lender Party and may exercise the same as though it were not an Agent or an Issuing Bank.

               SECTION 7.09 Successor Agent. Any Agent may, and at the request of the Required Lenders shall, resign as an Agent upon 30 days' notice to the Lenders. If such Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lender Parties which successor agent shall be approved by the Borrower. If no successor agent is appointed prior to the effective date of the resignation of such Agent, such Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lender Parties. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers, discretion, privileges and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as such Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article VII and Section 8.04 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement. If no successor agent has accepted appointment as the successor Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lender Parties shall perform all of the duties of such Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Notwithstanding the foregoing, however, neither BankAmerica nor Citibank may be removed as an Agent at the request of the Required Banks unless BankAmerica or Citibank, as applicable, shall also simultaneously be replaced as "Issuing Bank" hereunder pursuant to documentation in form and substance reasonably satisfactory to BankAmerica or Citibank as applicable.

               SECTION 7.10 Co-Agents. None of the Lender Parties identified on the cover page or signature pages of this Agreement as a "co-agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lender Parties as such. Without limiting the foregoing, none of the Lender Parties so identified as a "co-agent" shall have or be deemed to have any fiduciary relationship with any other Lender Party. Each Lender Party acknowledges that it has not relied, and will not rely, on any of the other Lender Parties so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                  ARTICLE VIII

                                  MISCELLANEOUS

               SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, if any, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and the Borrower with receipt acknowledged by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lender Parties and the Borrower with receipt acknowledged by the Administrative Agent, do any of the following: (a) waive any of the conditions specified in Section 3.01, (b) increase the Commitments of the

Lender Parties or subject the Lender Parties to any additional obligations, (c) reduce the principal of, or interest on, the Notes, if any, or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Notes, if any, or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments, the aggregate Available Amount of outstanding Letters of Credit or of the aggregate unpaid principal amount of the Notes, if any, or the number of Lenders that shall be required for the Lenders or any of them to take any action hereunder or (f) amend this Section 8.01; provided further that no amendment, waiver or consent shall, unless in writing and signed by each Issuing Bank, as the case may be, in addition to the Lender Parties required above to take such action, and the Borrower, affect the rights or obligations of the Issuing Banks under this Agreement; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Agents in addition to the Lenders required above to take such action, and the Borrower, affect the rights or duties of the Agents under this Agreement or any Note, if any.

               SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered, if to the Borrower, at its address at 6455 Lusk Boulevard, San Diego, California 92121, Attention: Treasurer; if to any Initial Lender or any Initial Issuing Bank, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender Party, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender Party; if to the Administrative Agent, at its address at 555 California Street - 41st Floor, Credit Products # 9048, San Francisco, California 94194, Attention: John
J. Sullivan unless such notice is with respect to a Borrowing, Conversion or repayment, in which case to the address of Bank of America's Agency Administration Services #5596 at 1850 Gateway Blvd., 5th Floor, Concord, CA 94520, Attn: Myrna Lara; if to the Documentation Agent, at its address at 399 Park Avenue, New York, New York 10043, Attention: Suzanne Maccagnan; or, as to the Borrower, the Administrative Agent or the Documentation Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when delivered by overnight courier, telecopied, telegraphed or telexed or facsimile, be effective when delivered to the overnight courier, telecopied, facsimile, delivered to the telegraph company or confirmed by telex answerback, respectively, except that notices and communications to any Agent pursuant to
Article II, III or VII shall not be effective until received by such Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes, if any, or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

               SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender Party or any Agent to exercise, and no delay in exercising, any right hereunder or under any Note, if any, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               SECTION 8.04. Costs and Expenses. (a) The Borrower shall, whether or not the transactions contemplated hereby are consummated, pay or reimburse all reasonable fees and expenses of counsel for the Agents (including in their capacity as Agents and Issuing Banks) promptly after demand in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Notes, if any, any other Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by each of BankAmerica and Citibank (including in its capacity as an Agent and an Issuing Bank) with respect thereto; and

        (b) The Borrower shall pay or reimburse the Agents and each Lender Party within five Business Days after demand (subject to subsection 3.01(f)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any insolvency proceeding, bankruptcy proceeding, liquidation, winding up, reorganization, receivership, arrangement, adjustment, protection, relief of debtors or appellate proceeding (collectively, an "Insolvency Proceeding")).



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                                       51


        (c) Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify, defend and hold the Agent-Related Persons, each Lender Party and each of its Affiliates and each of their respective officers, directors, employees, counsel, agents, advisors and attorneys-in-fact (each, an "Indemnified Party") harmless from and against any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Advances, the termination of the Letters of Credit and the termination, resignation or replacement of any Agent or replacement of any Lender Party) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection with) (i) this Agreement, any Loan Document or any document contemplated by or referred to herein, or the transactions contemplated hereby or the actual or proposed use of proceeds of the Advances or Letters of Credit, or (ii) the actual or alleged presence of Hazardous Materials on any property of the Borrower or any of its Subsidiaries or any Environmental Action relating in any way to the Borrower or any of its Subsidiaries, or in the case of each of clauses (i) and (ii) above, any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Advances or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Party is a party thereto and whether or not any such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person, (all the foregoing in clauses (i) and (ii) above, collectively, being the "Indemnified Liabilities"); provided, that the Borrower shall have no obligation hereunder to any Indemnified Party with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Party as found in a final, non-appealable judgment by a court of competent jurisdiction. The Borrower also agrees not to assert any claim against any Agent, any Lender Party, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special indirect, consequential or punitive damages arising out of or otherwise relating to the Notes, if any, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances.

        (d) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.08(d) or (e), 2.10 or 2.12, acceleration of the Advances or maturity of the Notes, if any, pursuant to
Section 6.01 or for any other reason, or by an Eligible Assignee to a Lender Party other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section
8.07 as a result of a demand by the Borrower pursuant to Section 8.07(a), the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance.

        (e) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in Sections 2.11, 2.14, 2.17, 2.18, 2.20 and 8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes, if any.

               SECTION 8.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Advances and the Notes, if any, due and payable pursuant to the provisions of Section 6.01, each Lender Party and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note, if any, held by such Lender Party, whether or not such Lender Party shall have made any demand under this Agreement or such Note, if any, and although such obligations may be unmatured. Each Lender Party agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its Affiliates may have.

               SECTION 8.06. Binding Effect; Entire Agreement. This Agreement shall become effective (other than Section 2.01, which shall only become effective upon satisfaction of the conditions precedent set forth in Section 3.01) when it shall have been executed by the Borrower and the Agents and when the Documentation Agent shall have been notified by each Initial Lender and each Initial Issuing Bank that such Initial Lender or such Initial Issuing Bank, as the case may be, has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent and each Lender Party and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender Parties. This Agreement, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.

               SECTION 8.07. Assignments and Participations. (a) Each Lender may and, if demanded by the Borrower pursuant to Section 2.18, will assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes, if any, held by it); provided, however, that
(i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof, (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Borrower for its approval (unless an Event of Default shall have occurred and be continuing), such approval not to be unreasonably withheld or delayed, and to the Administrative Agent for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note, if any, subject to such assignment and a processing and recordation fee of $3,000.

        (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender Party hereunder and (y) the Lender Party assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender Party's rights and obligations under this Agreement, such Lender Party shall cease to be a party hereto).

        (c) By executing and delivering an Assignment and Acceptance, the Lender Party assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to such Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender or an Issuing Bank, as the case may be.

        (d) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment of, and principal amount of the Advances owing to, each Lender Party from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lender Parties may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

        (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee representing that it is an Eligible Assignee, (and subject to the Borrower's approval, such approval not to be unreasonably withheld) together with any Note or Notes, if any, subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note, if any, a new Note, if any, to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes, if any, shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, if any, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

        (f) Each Issuing Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the unused portion of its Letter of Credit Commitment at any time; provided, however, that (i) except in the case of an assignment to a Person that immediately prior to such assignment was an Issuing Bank or an assignment of all of an Issuing Bank's rights and obligations under this Agreement, the amount of the Letter of Credit Commitment of the assigning Issuing Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 and shall be in an integral multiple of $1,000,000 in excess thereof, (ii) each such assignment shall be to an Eligible Assignee and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,000.

        (g) Each Lender Party may sell participations to one or more banks or other entities that qualify as an Eligible Assignee (other than the Borrower or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note, if any, or Notes, if any, held by it); provided, however, that (i) such Lender Party's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender Party shall remain the holder of any such Note, if any, for all purposes of this Agreement, (iv) the Borrower, the Agents and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Agreement, (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Note, if any, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Advances and the Notes, if any, or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Advances and the Notes, if any, or any fees or other amounts payable hereunder, in each case to the extent subject to such participation and
(vi) such Lender Party shall give prompt notice to the Borrower of such participations.

        (h) Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender Party by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information relating to the Borrower received by it from such Lender Party.

        (i) Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note, if any, held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

               SECTION 8.08. Confidentiality. Neither any Agent nor any Lender Party shall disclose any Confidential Information to any other Person without the consent of the Borrower, other than (a) to such Agent's or such Lender Party's Affiliates and their officers, directors, employees, agents, auditors, attorneys and advisors and, as contemplated by Section 8.07(f), to actual or prospective assignees and participants, and then only on a confidential basis,
(b) as required by any law, rule or regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking. In the event any Lender Party is contemplating assigning or selling a participation in all or a portion of its rights and obligations under this Agreement to one or more Persons, prior to disclosing any Confidential Information to such Person, such Person shall be required to execute a confidentiality agreement in form and substance satisfactory to the Borrower and such Person.

               SECTION 8.09. No Liability of the Issuing Banks. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither any Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against such Issuing Bank, and such Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) such Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) such Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

               SECTION 8.10. Governing Law. This Agreement and the Notes, if any, shall be governed by, and construed in accordance with, the laws of the State of New York.

               SECTION 8.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

               SECTION 8.12. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdictions of any New York State court and any California State court or federal court of the United States of America sitting in New York City or San Diego, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Notes, if any, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or any such California State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the Notes in the courts of any jurisdiction.

        (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Notes in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               SECTION 8.13. Waiver of Jury Trial. Each of the Borrower, the Agents and the Lender Parties hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the Notes, if any, or the actions of any Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         QUALCOMM INCORPORATED



                                         By  [SIG]
                                            ------------------------------------
                                         Title: Executive Vice President and
                                                Chief Financial Officer



                                         BANK OF AMERICA N.T. & S.A.
                                         as Administrative Agent and Syndication
                                         Agent



                                         By
                                            ------------------------------------
                                         Title:



                                         CITIBANK, N.A.
                                         as Documentation Agent and Syndication
                                         Agent



                                         By
                                            ------------------------------------
                                         Title:

               SECTION 8.13. Waiver of Jury Trial. Each of the Borrower, the Agents and the Lender Parties hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the Notes, if any, or the actions of any Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         QUALCOMM INCORPORATED



                                         By
                                            ------------------------------------
                                         Title:



                                         BANK OF AMERICA N.T. & S.A.
                                         as Administrative Agent and Syndication
                                         Agent



                                         By /s/ RICHARD E. BRYSON
                                            ------------------------------------
                                         Title: Managing Director



                                         CITIBANK, N.A.
                                         as Documentation Agent and Syndication
                                         Agent



                                         By
                                            ------------------------------------
                                         Title:

               SECTION 8.13. Waiver of Jury Trial. Each of the Borrower, the Agents and the Lender Parties hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the Notes, if any, or the actions of any Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         QUALCOMM INCORPORATED



                                         By
                                            ------------------------------------
                                         Title:



                                         BANK OF AMERICA N.T. & S.A.
                                         as Administrative Agent and Syndication
                                         Agent



                                         By
                                            ------------------------------------
                                         Title:



                                         CITIBANK, N.A.
                                         as Documentation Agent and Syndication
                                         Agent



                                         By /s/ ROBERT H. JOHNSON, JR.
                                            ------------------------------------
                                         Title: Attorney-In-Fact

                                        Initial Issuing Banks


                                             BANK OF AMERICA N.T. & S.A.
                                               as Initial Issuing Bank



                                             By /s/ RICHARD E. BRYSON
                                                --------------------------------
                                               Title: Managing Director


                                        Initial Lenders


                                             BANK OF AMERICA N.T. & S.A.
                                               as Initial Lender



                                             By /s/ RICHARD E. BRYSON
                                                --------------------------------
                                               Title: Managing Director

                                             CITIBANK, N.A.
                                               as Initial Lender



                                             By /s/  ROBERT H. JOHNSON, JR.
                                               ---------------------------------
                                               Title:  Attorney-In-Fact

                                             ABN AMRO BANK N.V.
                                               LOS ANGELES INTERNATIONAL BRANCH



                                             By /s/ HEATHER F. BRANDT
                                               ---------------------------------
                                               Title: Vice President


                                             By /s/ ELLEN M. COLEMAN
                                               ---------------------------------
                                               Title: Vice President, Director

                                             THE BANK OF NEW YORK



                                             By [SIG]
                                               ---------------------------------
                                               Title: Vice President

                                          BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                                          By /s/  GLENN B. ECKERT
                                             -----------------------------------
                                            Title: Vice President

                                             BANKBOSTON, N.A.



                                             By [SIG]
                                               ---------------------------------
                                               Title: Director

                                             BANQUE NATIONALE DE PARIS



                                             By [SIG]
                                               ---------------------------------
                                               Title: S.V.P.


                                             By [SIG]
                                               ---------------------------------
                                               Title: V.P.

                                             BARCLAYS BANK PLC



                                             By [SIG]
                                               ---------------------------------
                                               Title: Director

                                             BAYERISCHE HYPOTHEKEN-UND
                                               WECHSEL-BANK AKTIENGESELLSCHAFT,
                                               NEW YORK BRANCH



                                             By [SIG]
                                               ---------------------------------
                                               Title: S.V.P.


                                             By [SIG]
                                               ---------------------------------
                                               Title: V.P.

                                             THE CHASE MANHATTAN BANK



                                             By [SIG]
                                               ---------------------------------
                                               Title: Managing Director

                                            CIBC INC.



                                            By /s/ HAROLD BIRK
                                               ---------------------------------
                                              Title: Executive Director
                                                     CIBC Oppenheimer Corp.,
                                                     As Agent

                                            FLEET NATIONAL BANK



                                            By [SIG]
                                               ---------------------------------
                                              Title: A.V.P.

                                           THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                           SAN FRANCISCO AGENCY



                                           By [SIG]
                                              ----------------------------------
                                             Title: General Manager

                                            KEYBANK NATIONAL ASSOCIATION



                                            By /s/ MARY YOUNG
                                              ----------------------------------
                                              Title: Commercial Banking Officer

                                             LEHMAN COMMERCIAL PAPER, INC.



                                             By [SIG]
                                               ---------------------------------
                                               Title: Authorized Signatory

                                             MORGAN GUARANTY TRUST COMPANY OF
                                               NEW YORK



                                             By /s/ DAVID V. FOX
                                               ---------------------------------
                                               Title: Vice President

                                             SANWA BANK CALIFORNIA



                                             By /s/ DAVID L. BEALL
                                               ---------------------------------
                                               Title: Vice President

                                            SOCIETE GENERALE, LOS ANGELES BRANCH



                                            By /s/ DAVID BIRD
                                              ----------------------------------
                                              Title: Vice President

                     SCHEDULES OMITTED PURSUANT TO ITEM 601
                               OF REGULATION S-K

                                                             EXHIBIT A - FORM OF
                                                                 PROMISSORY NOTE



U.S.$_______________                               Dated:  _______________, ____


               FOR VALUE RECEIVED, the undersigned, QUALCOMM INCORPORATED, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender") for the account of its Applicable Lending Office on the Termination Date (each as defined in the Credit Agreement referred to below) the principal sum of U.S.$[amount of the Lender's Commitment in figures] or, if less, the aggregate principal amount of the Advances made by the Lender to the Borrower pursuant to the Credit Agreement dated as of March 11, 1998 among the Borrower, the Lender and certain other lender parties party thereto, Bank of America N.T. & S.A. ("BankAmerica"), as Administrative Agent and Syndication Agent, and Citibank, N.A., as Documentation Agent and Syndication Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined) outstanding on the Termination Date.

               The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

               Both principal and interest are payable in lawful money of the United States of America to BankAmerica, as Administrative Agent, at _________________________, _______________, _______________, in same day funds.
Each Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

               This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                                                   QUALCOMM INCORPORATED



                                                   By___________________________
                                                      Title:

                       ADVANCES AND PAYMENTS OF PRINCIPAL


====================== ==================== ==================== ==================== ===================
                                                 AMOUNT OF
                            AMOUNT OF         PRINCIPAL PAID      UNPAID PRINCIPAL         NOTATION
        DATE                 ADVANCE            OR PREPAID             BALANCE             MADE BY
---------------------- -------------------- -------------------- -------------------- -------------------
---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

---------------------- -------------------- -------------------- -------------------- -------------------

====================== ==================== ==================== ==================== ===================

                                                           EXHIBIT B-1 - FORM OF
                                                             NOTICE OF BORROWING

Bank of America N.T. & S.A.,
  as Administrative Agent
  for the Lender Parties party
  to the Credit Agreement
  referred to below
                                                  [Date]

               Attention:  ____________________

Ladies and Gentlemen:

               The undersigned, QUALCOMM Incorporated, refers to the Credit Agreement, dated as of March 11, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the undersigned, certain Lender Parties party thereto, Bank of America N.T. & S.A., as Administrative Agent and Syndication Agent, and Citibank, N.A., as Documentation Agent and Syndication Agent, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02(a) of the Credit Agreement:

               (i) The Business Day of the Proposed Borrowing is
_______________, ____.

               (ii) The Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

               (iii) The aggregate amount of the Proposed Borrowing is $_______________.

               [(iv) The initial Interest Period for each Eurodollar Rate Advance made as part of the Proposed Borrowing is __________ month[s].]

               (v) The Borrower's Designated Account for the proposed Borrowing is _______________.

               The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

               (A) the representations and warranties contained in Section 4.01 of the Credit Agreement are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of the Borrowing or issuance, inc which case as of a such specific date; and

               (B) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, that constitutes a Default.

                                             Very truly yours,

                                             QUALCOMM INCORPORATED



                                             By_________________________________
                                                Title:

[Issuing Bank]                                             EXHIBIT B-2 - FORM OF
                                           REQUEST FOR LETTER OF CREDIT ISSUANCE

                                                   [Date]

               Attention:  ____________________

Ladies and Gentlemen:

               The undersigned, QUALCOMM Incorporated, refers to the Credit Agreement, dated as of March 11, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the undersigned, certain Lender Parties party thereto, Bank of America N.T. & S.A., as Administrative Agent and Syndication Agent, and Citibank, N.A., as Documentation Agent and Syndication Agent, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests an issuance of a Letter of Credit under the Credit Agreement, and in that connection sets forth below the information relating to such issuance (the "Proposed Issuance") as required by
Section 2.03(a) of the Credit Agreement:

               (i) The Business Day of the Proposed Issuance is _______________,
____.

               (ii) The Available Amount of such Letter of Credit is $_______.

               (iii) The expiration date of such Letter of Credit is ________________, ____.

               (iv) The name and address of the beneficiary of such Letter of Credit is _____________.

               (v) The type of such Letter of Credit is a [Standby Letter of Credit] [Trade Letter of Credit].

               The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Issuance:

               (A) the representations and warranties contained in Section 4.01 of the Credit Agreement are correct, before and after giving effect to the Proposed Issuance and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of the Borrowing or issuance, inc which case as of a such specific date; and

               (B) no event has occurred and is continuing, or would result from such Proposed Issuance or from the application of the proceeds therefrom, that constitutes a Default.

                                             Very truly yours,

                                             QUALCOMM INCORPORATED



                                             By_________________________________
                                               Title:

                                                             EXHIBIT C - FORM OF
                                                       ASSIGNMENT AND ACCEPTANCE


               Reference is made to the Credit Agreement dated as of March 11, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among QUALCOMM Incorporated, a Delaware corporation (the "Borrower"), the Lender Parties (as defined in the Credit Agreement), Bank of America N.T. & S.A., as administrative agent (the "Administrative Agent") and syndication agent, and Citibank, N.A., as documentation agent and syndication agent. Terms defined in the Credit Agreement are used herein with the same meaning.

               The "Assignor" and the "Assignee" referred to on Schedule I hereto agree as follows:

               1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse to the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Advances owing to the Assignee will be as set forth on
        Schedule 1 hereto.

               2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note, if any, held by the Assignor and requests that the Administrative Agent exchange such Note for a new Note payable to the order of the Assignee (if requested by such Assignee) in an amount equal to the Commitment assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

               3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon any Agent, the Assignor or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender Party; and (vi) attaches any U.S. Internal Revenue Service forms required under Section 2.14 of the Credit Agreement.

               4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent, along with a processing and recordation fee pursuant to Section 8.07(a) of the Credit Agreement. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto.

               5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender Party thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

               6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

               7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

               8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

               IN WITNESS WHEREOF, the Assignor and the Assignee have caused
Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   Schedule 1
                                       to
                            Assignment and Acceptance

Percentage interest assigned:                                                       _____%

Assignee's Commitment:                                                  $_______________

Aggregate outstanding principal amount of Advances assigned:            $_______________

Principal amount of Note payable to Assignee:                           $_______________

Principal amount of Note payable to Assignor:                           $_______________

Effective Date*:_______________, ____


                                             [NAME OF ASSIGNOR], as Assignor


                                             By_________________________________
                                               Title:

                                             Dated: _______________, ____


                                             [NAME OF ASSIGNEE], as Assignee


                                             By_________________________________
                                               Title:

                                             Domestic Lending Office:
                                                     [Address]

                                             Eurodollar Lending Office:
                                                     [Address]


Accepted [and Approved]** this
__________ day of _______________, ____

Bank of America N.T. & S.A., as Administrative Agent


By____________________________________
   Title:


----------

* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent.

**   Required if the Assignee is an Eligible Assignee solely by reason of clause
     (a)(vi) or (b) of the definition of "Eligible Assignee."

[Approved this __________ day
of _______________, ____


QUALCOMM INCORPORATED


By
   Title:]*




----------
*    Required if the Assignee is an Eligible Assignee solely by reason of clause
     (vi) of the definition of "Eligible Assignee."

                                                             EXHIBIT E - FORM OF
                                                          COMPLIANCE CERTIFICATE






                            Dated as of ____________



               The undersigned hereby certifies that [s]he is a Responsible Officer of QUALCOMM, Incorporated (the "Borrower") and that as such [s]he is authorized to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement, dated as of March 11, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain Lender Parties party thereto, Bank of America N.T. & S.A., as Administrative Agent and Syndication Agent, and Citibank, N.A., as Documentation Agent and Syndication Agent, the undersigned further certifies, represents and warrants as follows:

               (a) attached hereto as Annex A are the calculations necessary to confirm compliance with the covenants contained in Section 5.03 of the Credit Agreement;

               (b) attached hereto as Annex B are the financial statements provided pursuant to Section 5.01(i)(ii) of the Credit Agreement;]

               (c) no Default has occurred or is continuing;

               (d) all calculations on the attached annexes are made in accordance with GAAP; and

               (e) the information contained herein is true, complete and correct.


                                                   QUALCOMM INCORPORATED



                                                   By __________________________
                                                        Title:

                                     Annex A
                            to Compliance Certificate



1. Total Debt/Total Capitalization =          Total Debt           =
                                      ------------------------       -----------

                                        Total Capitalization

Where

Total Debt =  a - (b + c + d - e)


--------   =  --------  -  (--------- + --------- + ---------- - ---------)

        and

Total Capitalization = Total Debt + f + g + h

-----------  =  -----------  + ----------- + ----------- + -------------

        and

a = Debt of Borrower and its
    Restricted Subsidiaries*                      =   _________________________

b = Trust Convertible Preferred
    Securities outstanding*
    (so long as no Special Event
    of Default shall have
    occurred or be continuing)                    =   _________________________

c = cash*                                         =   _________________________

d = Cash Equivalents*                             =   _________________________

e = cash and Cash Equivalents
    pledged by Borrower
    and its Restricted
    Subsidiaries to secure Debt
    of such Person up to the
    amount of such Debt*                          =   _________________________

and

f = aggregate principal amount
    of Trust Convertible
    Securities (or similar
    instruments not included
    in Total Debt)**                              =   _________________________
                 +
g = [capitalized][deferred]
    interest of Trust
    Convertible Securities (or
    similar instruments
    not included in Total Debt)                   =   _________________________

h = Consolidated shareholders' equity             =   _________________________
    (including preferred stock)



----------

 *   Calculated on a Consolidated Basis

**   Specify type of similar instrument

2.      Leverage Ratio  =        Total  Debt          =
                           ------------------------       ----------------------
                            Consolidated EBITDA


3.      Interest Coverage
           Ratio     =      Consolidated EBITDA*        =
                        ------------------------------      --------------------
                             Interest Expense*


----------
*    of the Borrower and its Subsidiaries